Exhibit 10.6
EXECUTED VERSION
AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
OF
BXDC OPERATING PARTNERSHIP LP
a Delaware limited partnership

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED
UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR
THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD,
TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH
REGISTRATION, UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE
PARTNERSHIP, THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE
EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND UNDER
APPLICABLE STATE SECURITIES OR “BLUE SKY” LAWS.
dated as of May 15, 2026
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TABLE OF CONTENTS

Page
ARTICLE 1DEFINED TERMS ..........................................................................................	1
ARTICLE 2ORGANIZATIONAL MATTERS ..................................................................	15
Section 2.1Formation. ..........................................................................................	15
Section 2.2Name. ..................................................................................................	15
Section 2.3Registered Office and Registered Agent; Principal Executive Office. .................................................................................................	15
Section 2.4Power of Attorney. .............................................................................	16
Section 2.5Term. ..................................................................................................	16
Section 2.6Partnership Interests Are Securities. ...................................................	17
Section 2.7Admission. ..........................................................................................	17
ARTICLE 3PURPOSE ........................................................................................................	17
Section 3.1Purpose and Business. ........................................................................	17
Section 3.2Powers. ...............................................................................................	17
Section 3.3Partnership Only for Purposes Specified. ...........................................	18
Section 3.4Representations and Warranties by the Partners. ...............................	18
ARTICLE 4CAPITAL CONTRIBUTIONS .......................................................................	20
Section 4.1Capital Contributions of the Partners. ................................................	20
Section 4.2Issuances of Additional Partnership Interests. ....................................	20
Section 4.3Additional Funds and Capital Contributions. .....................................	21
Section 4.4Stock Option Plans and Equity Plans. ................................................	22
Section 4.5Dividend Reinvestment Plan, Cash Option Purchase Plan, Stock Incentive Plan or Other Plan. .............................................................	22
Section 4.6No Interest; No Return. ......................................................................	22
Section 4.7Conversion or Redemption of REIT Shares and Capital Shares. .......	23
Section 4.8Other Contribution Provisions. ...........................................................	23
ARTICLE 5DISTRIBUTIONS ...........................................................................................	23
Section 5.1Requirement and Characterization of Distributions. ..........................	23
Section 5.2Distributions in Kind. .........................................................................	24
Section 5.3Amounts Withheld. .............................................................................	24
Section 5.4Distributions upon Liquidation. ..........................................................	24
Section 5.5Distributions to Reflect Additional Partnership Units. .......................	24
Section 5.6Restricted Distributions. .....................................................................	24
ARTICLE 6ALLOCATIONS .............................................................................................	25
Section 6.1Timing and Amount of Allocations of Net Income and Net Loss. ....	25
Section 6.2Allocation of Net Income and Net Loss. ...........................................	25
Section 6.3Regulatory Allocation Provisions. ......................................................	25
Section 6.4Tax Allocations. .................................................................................	27
ARTICLE 7MANAGEMENT AND OPERATIONS OF BUSINESS ...............................	27
Section 7.1Management. ......................................................................................	27
Section 7.2Certificate of Limited Partnership. .....................................................	31
Section 7.3Restrictions on General Partner’s Authority. .....................................	31
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Exhibits List

Exhibit A	EXAMPLES REGARDING REIT SHARE ADJUSTMENT FACTOR	A-1

Exhibit B	NOTICE OF REDEMPTION	B-1
AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT
OF BXDC OPERATING PARTNERSHIP LP
THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF BXDC
OPERATING PARTNERSHIP LP, dated as of May 15, 2026, is made and entered into by and among
Blackstone Digital Infrastructure Trust Inc., a Maryland corporation, as the General Partner, BXDC GP
LLC, a Delaware limited liability company, as the Initial Limited Partner, and any Limited Partner that is admitted from time to time to the Partnership and listed in the books and records of the Partnership. This
Agreement shall supersede and replace any and all prior limited partnership agreements of the
Partnership, including without limitation the Prior Agreement (as defined below).
WHEREAS, the Partnership was formed on November 24, 2025 as a limited partnership under the laws of the State of Delaware, and a certificate of limited partnership was filed with the Secretary of
State of the State of Delaware (as amended from time to time in accordance with the terms hereof and the
Act, the “Certificate”);
WHEREAS, the Partnership was previously governed by that certain Limited Partnership
Agreement of the Partnership, dated as of November 24, 2025 (the “Prior Agreement”); and
WHEREAS, the parties hereto desire to amend and restate the Prior Agreement as set forth herein.
NOW, THEREFORE, in consideration of the foregoing, of mutual covenants between the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1DEFINED TERMS
The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement:
“Act” means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time.
“Actions” has the meaning set forth in Section 7.7A hereof.
“Additional Funds” has the meaning set forth in Section 4.3A hereof.
“Additional Limited Partner” means a Person who is admitted to the Partnership as a Limited
Partner pursuant to Section 4.2 and Section 12.2A hereof and listed in the books and records of the
Partnership.
“Adjusted Capital Account” means, with respect to any Partner, the balance in such Partner’s
Capital Account as of the end of the relevant Partnership Year or other applicable period, after giving effect to the following adjustments:
(i) increase such Capital Account by any amounts that such Partner is obligated to restore pursuant to this Agreement upon liquidation of such Partner’s Partnership Interest or that such Person is deemed to be obligated to restore pursuant to Regulations Section 1.704-1(b)(2)(ii)(c) or the penultimate sentence of each of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and
(ii) decrease such Capital Account by the items described in Regulations
Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6).
The foregoing definition of “Adjusted Capital Account” is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
“Adjusted Capital Account Deficit” means, with respect to any Partner, the deficit balance, if any, in such Partner’s Adjusted Capital Account as of the end of the relevant Partnership Year or other applicable period.
“Affiliate” means, with respect to any Person, (i) any other Person that either directly or indirectly controls, is controlled by or is under common control with the first Person (it being understood that
“control” (and derivations thereof) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting shares, by contract or otherwise).
“Agreement” means this Amended and Restated Limited Partnership Agreement of BXDC
Operating Partnership LP, as now or hereafter amended, restated, modified, supplemented or replaced.
“Applicable Percentage” has the meaning set forth in Section 15.1B hereof.
“Appraisal” means, with respect to any assets, the written opinion of an independent third party experienced in the valuation of similar assets, selected by the General Partner in its sole discretion. Such opinion may be in the form of an opinion by such independent third party that the value for such property or asset as set by the General Partner is fair, from a financial point of view, to the Partnership.
“Assignee” means a Person to whom a Partnership Interest has been Transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in Section 11.5 hereof.
“Attorney in Fact” has the meaning set forth in Section 2.4A hereof.
“Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York City are authorized by law to close.
“Capital Account” means, with respect to any Partner, the capital account maintained by the
General Partner for such Partner on the Partnership’s books and records in accordance with the following provisions:
(i) To each Partner’s Capital Account, there shall be added such Partner’s Capital Contributions, such Partner’s distributive share of Net Income and any items in the nature of income or gain that are specially allocated pursuant to Section 6.3 hereof, and the amount of any Partnership liabilities assumed by such Partner or that are secured by any property distributed to such Partner.
(ii) From each Partner’s Capital Account, there shall be subtracted the amount of cash and the
Gross Asset Value of any Partnership property distributed to such Partner pursuant to any provision of this Agreement, such Partner’s distributive share of Net Losses and any items in the nature of expenses or losses that are specially allocated pursuant to Section 6.3 hereof, and the amount of any liabilities of such
Partner assumed by the Partnership or that are secured by any property contributed by such Partner to the
Partnership (except to the extent already reflected in the amount of such Partner’s Capital Contribution).
(iii) In the event any interest in the Partnership is Transferred in accordance with the terms of this
Agreement (which Transfer does not result in the termination of the Partnership for federal income tax purposes), the transferee shall succeed to the Capital Account of the transferor to the extent that it relates to the Transferred interest.
(iv) In determining the amount of any liability for purposes of subsections (i) and (ii) hereof, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and
Regulations.
(v) The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations promulgated under Section 704 of the Code, and shall be interpreted and applied in a manner consistent with such Regulations. If the General Partner shall determine that it is necessary or appropriate to modify the manner in which the Capital Accounts are maintained in order to comply with such Regulations, the General Partner may make such modification, provided that such modification is not likely to have any material adverse effect on the amounts distributable to any Partner pursuant to Article 13 hereof upon the dissolution of the Partnership. The General Partner may, in its sole and absolute discretion, (a) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the
Partnership’s balance sheet, as computed for book purposes, in accordance with Regulations
Section 1.704-1(b)(2)(iv)(q) and (b) make any necessary or appropriate modifications in the event that unanticipated events might otherwise cause this Agreement not to comply with Regulations
Section 1.704-1(b) or Section 1.704-2.
“Capital Contribution” means, with respect to any Partner, the amount of money and the initial
Gross Asset Value of any Contributed Property that such Partner contributes or is deemed to contribute to the Partnership pursuant to Article 4 hereof.
“Capital Share” means a share of any class or series of stock of the General Partner now or hereafter authorized other than a REIT Share.
“Cash Amount” means an amount of cash equal to the product of (i) the Value of a REIT Share and (ii) the REIT Shares Amount determined as of the applicable Valuation Date.
“Certificate” has the meaning set forth in the recitals.
“Charity” means an entity described in Section 501(c)(3) of the Code or any trust all the beneficiaries of which are such entities.
“Charter” means the certificate of incorporation or charter of the General Partner, as the same may be amended, restated, modified, supplemented or replaced from time to time.
“Closing Price” has the meaning set forth in the definition of “Value.”
“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute thereto, as interpreted by the applicable Regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.
“Company” has the meaning set forth in the recitals.
“Consent” means the consent to, approval of, or vote in favor of a proposed action by a Partner given in accordance with Article 14 hereof.
“Consent of the General Partner” means the Consent of the sole General Partner, which Consent, except as otherwise specifically required by this Agreement, may be obtained prior to or after the taking of any action for which it is required by this Agreement and may be given or withheld by the General
Partner in its sole and absolute discretion.
“Consent of the Limited Partners” means the Consent of a Majority in Interest of the Limited
Partners, which Consent shall be obtained prior to the taking of any action for which it is required by this
Agreement and, except as otherwise provided in this Agreement, may be given or withheld by each
Limited Partner in its sole and absolute discretion.
“Contributed Property” means each Property or other asset, in such form as may be permitted by the Act, but excluding cash, contributed or deemed contributed to the Partnership (or deemed contributed by the Partnership to a “new” partnership pursuant to Code Section 708).
“Controlled Entity” means, as to any Partner, (a) any corporation more than fifty percent
(50%) of the outstanding voting stock of which is owned by such Partner or such Partner’s Family
Members or Affiliates, (b) any trust, whether or not revocable, of which such Partner or such Partner’s
Family Members or Affiliates are the sole beneficiaries, (c) any partnership of which such Partner or its
Affiliates are the managing partners and in which such Partner, such Partner’s Family Members or
Affiliates hold partnership interests representing at least twenty-five percent (25%) of such partnership’s capital and profits and (d) any limited liability company of which such Partner or its Affiliates are the managers and in which such Partner, such Partner’s Family Members or Affiliates hold membership interests representing at least twenty-five percent (25%) of such limited liability company’s capital and profits.
“Cut-Off Date” means the fifth (5th) Business Day after the General Partner’s receipt of a Notice of Redemption.
“Debt” means, as to any Person, as of any date of determination: (i) all indebtedness of such
Person for borrowed money or for the deferred purchase price of property or services; (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person’s interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (iv) lease obligations of such Person that, in accordance with generally accepted accounting principles, should be capitalized.
“Delaware Courts” has the meaning set forth in Section 15.9B hereof.
“Depreciation” means, for each Partnership Year or other applicable period, an amount equal to the federal income tax depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization or other cost recovery deduction for such year or other period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General
Partner in its sole discretion.
“Disregarded Entity” means, with respect to any Person, (i) any “qualified REIT subsidiary” (within the meaning of Code Section 856(i)(2)) of such Person, (ii) any entity treated as a disregarded entity for federal income tax purposes with respect to such Person, or (iii) any grantor trust if the sole owner of the assets of such trust for federal income tax purposes is such Person.
“Distributed Right” has the meaning set forth in the definition of “REIT Share Adjustment
Factor.”
“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.
“Family Members” means, as to a Person that is an individual, such Person’s spouse, ancestors, descendants (whether by blood or by adoption or step-descendants by marriage, civil union, domestic partnership or equivalent status), brothers and sisters, nieces and nephews and inter vivos or testamentary trusts (whether revocable or irrevocable) of which only such Person and his or her spouse, ancestors, descendants (whether by blood or by adoption or step-descendants by marriage, civil union, domestic partnership or equivalent status), brothers and sisters and nieces and nephews are beneficiaries.
“Final Adjustment” has the meaning set forth in Section 10.3B(1) hereof.
“Flow-Through Entity” has the meaning set forth in Section 3.4C hereof.
“Flow-Through Partners” has the meaning set forth in Section 3.4C hereof.
“Funding Debt” means any Debt incurred by or on behalf of the General Partner for the purpose of providing funds to the Partnership.
“General Partner” means Blackstone Digital Infrastructure Trust Inc. and its successors and assigns as a general partner of the Partnership, in each case, that is admitted from time to time to the
Partnership as a general partner pursuant to the Act and this Agreement and is listed as a general partner in the books and records of the Partnership, in such Person’s capacity as a general partner of the
Partnership.
“General Partner Affiliate” has the meaning set forth in Section 12.2D hereof.
“General Partner Interest” means the entire Partnership Interest held by a General Partner hereof, which Partnership Interest may be expressed as a number of Partnership Common Units, Partnership
Preferred Units or any other Partnership Units.

“Gross Asset Value” means, with respect to any asset, the asset’s adjusted basis for federal income tax purposes, except as follows:
(a) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset on the date of contribution, as determined by the General Partner.
(b) The Gross Asset Values of all Partnership assets immediately prior to the occurrence of any event described in clauses (i) through (v) below shall be adjusted to equal their respective gross fair market values, as determined by the General Partner using such reasonable method of valuation as it may adopt, as of the following times:
(i) the acquisition of an additional interest in the Partnership (other than in connection with the execution of this Agreement but including, without limitation, acquisitions pursuant to
Section 4.2 hereof or contributions or deemed contributions by the General Partner pursuant to
Section 4.2 hereof) by a new or existing Partner in exchange for more than a de minimis Capital
Contribution, if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;
(ii) the distribution by the Partnership to a Partner of more than a de minimis amount of
Partnership property as consideration for an interest in the Partnership if the General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;
(iii) the liquidation of the Partnership within the meaning of Regulations Section
1.704-1(b)(2)(ii)(g);
(iv) the grant of an interest in the Partnership (other than a de minimis interest) as consideration for the provision of services to or for the benefit of the Partnership, if the General
Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership; and
(v) at such other times as the General Partner shall reasonably determine necessary or advisable in order to comply with Regulations Sections 1.704-1(b) and 1.704-2.
(c) The Gross Asset Value of any Partnership asset distributed to a Partner shall be the gross fair market value of such asset on the date of distribution, as determined by the General Partner.
(d) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subsection (d) to the extent that the General Partner reasonably determines that an adjustment pursuant to subsection (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (d).
(e) If the Gross Asset Value of a Partnership asset has been determined or adjusted pursuant to subsection (a), subsection (b) or subsection (d) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Losses.

“Hart-Scott-Rodino Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as
amended.
“Holder” means either (a) a Partner or (b) an Assignee owning a Partnership Interest.
“Incapacity” or “Incapacitated” means: (i) as to any Partner who is an individual, death, total physical disability or entry by a court of competent jurisdiction adjudicating such Partner incompetent to manage his or her person or his or her estate; (ii) as to any Partner that is a corporation or limited liability company, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any Partner that is a partnership, the dissolution and commencement of winding up of the partnership; (iv) as to any Partner that is an estate, the distribution by the fiduciary of the estate’s entire interest in the Partnership; (v) as to any trustee of a trust that is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such
Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when
(a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect,
(b) the Partner is adjudged as bankrupt or insolvent, or a final and non-appealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner,
(c) the Partner executes and delivers a general assignment for the benefit of the Partner’s creditors, (d) the
Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above, (e) the
Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or Liquidator for the
Partner or for all or any substantial part of the Partner’s properties, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof,
(g) the appointment without the Partner’s consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety (90) days of such appointment, or (h) an appointment referred to in clause (g) above is not vacated within ninety (90) days after the expiration of any such stay.
“Indemnitee” means (i) any Person made, or threatened to be made, a party to a proceeding by reason of its status as (a)  the General Partner or (b) a member, manager or managing member of the
General Partner or a director or officer of the Partnership or the General Partner, and (ii) such other
Persons (including Affiliates or employees of the General Partner or the Partnership) as the General
Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.
“Initial Limited Partner” means BXDC GP LLC, a Delaware limited liability company.
“IRS” means the United States Internal Revenue Service.
“Limited Partner” means any Person that is admitted from time to time to the Partnership as a limited partner pursuant to the Act and this Agreement and is listed as a limited partner in the books and records of the Partnership, including Initial Limited Partner or any Substituted Limited Partner or
Additional Limited Partner, in such Person’s capacity as a limited partner of the Partnership.
“Limited Partner Interest” means a Partnership Interest of a Limited Partner in the Partnership
representing a fractional part of the Partnership Interests of all Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A

Limited Partner Interest may be expressed as a number of Partnership Common Units, Partnership
Preferred Units or other Partnership Units.
“Liquidating Event” has the meaning set forth in Section 13.1 hereof.
“Liquidator” has the meaning set forth in Section 13.2A hereof.
“Majority in Interest of the Limited Partners” means Limited Partners holding in the aggregate
Percentage Interests that are greater than fifty percent (50%) of the aggregate Percentage Interests of all
Limited Partners.
“Majority in Interest of the Partners” means Partners holding in the aggregate Percentage
Interests that are greater than fifty percent (50%) of the aggregate Percentage Interests of all Partners entitled to Consent to or withhold Consent from a proposed action.
“Market Price” has the meaning set forth in the definition of “Value.”
“Net Income” or “Net Loss” means, for each Partnership Year or other applicable period, an amount equal to the Partnership’s taxable income or loss for such year or other applicable period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:
(a) Any income of the Partnership that is exempt from federal income tax and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of “Net Income” or “Net
Loss” shall be added to (or subtracted from, as the case may be) such taxable income (or loss);
(b) Any expenditure of the Partnership described in Code Section 705(a)(2)(B) or treated as a
Code Section 705(a)(2)(B) expenditure pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not
otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of “Net
Income” or “Net Loss,” shall be subtracted from (or added to, as the case may be) such taxable income
(or loss);
(c) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subsection
(b) or subsection (c) of the definition of “Gross Asset Value,” the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net
Income or Net Loss;
(d) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its
Gross Asset Value;
(e) In lieu of the depreciation, amortization and other cost recovery deductions that would otherwise be taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Partnership Year or other applicable period;
(f) To the extent that an adjustment to the adjusted tax basis of any Partnership asset pursuant to
Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations
Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner’s interest in the Partnership, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and
(g) Notwithstanding any other provision of this definition of “Net Income” or “Net Loss,” any item that is specially allocated pursuant to Section 6.3 hereof shall not be taken into account in computing
Net Income or Net Loss. The amounts of the items of Partnership income, gain, loss or deduction available to be specially allocated pursuant to Section 6.3 hereof shall be determined by applying rules analogous to those set forth in this definition of “Net Income” or “Net Loss.”
“New Securities” means (i) any rights, options, warrants or convertible or exchangeable securities having the right to subscribe for or purchase REIT Shares or Preferred Shares, excluding grants under the
Stock Option Plans, or (ii) any Debt issued by the General Partner that provides any of the rights described in clause (i).
“Nonrecourse Deductions” has the meaning ascribed to the term “nonrecourse deductions” in
Regulations Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).
“Nonrecourse Liability” has the meaning ascribed to the term “nonrecourse liability” in
Regulations Sections 1.704-2(b)(3) and 1.752-1(a)(2).
“Notice of Redemption” means the Notice of Redemption substantially in the form of Exhibit B attached to this Agreement.
“Partner” means the General Partner or a Limited Partner, and “Partners” means the General
Partner and the Limited Partners.
“Partner Nonrecourse Debt Minimum Gain” has the meaning ascribed to the term “partner nonrecourse debt minimum gain” in Regulations Section 1.704-2(i)(2).
“Partner Nonrecourse Debt” has the meaning set forth in Regulations Section 1.704-2(b)(4).
“Partner Nonrecourse Deductions” has the meaning ascribed to the term “partner nonrecourse deductions” in Regulations Section 1.704-2(i)(1), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).
“Partnership” means the limited partnership formed under the Act by the execution of the Prior
Agreement and the filing of the Certificate with the Secretary of State of the State of Delaware, and continued under the Act and pursuant to this Agreement, and any successor thereto.
“Partnership Common Unit” means a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to Sections  4.1 and 4.2 hereof, but does not include any Partnership Preferred
Unit or any other Partnership Unit specified in a Partnership Unit Designation as being other than a
Partnership Common Unit.
“Partnership Equivalent Units” has the meaning set forth in Section 4.7A hereof.

“Partnership Interest” means an ownership interest in the Partnership held by either a Limited
Partner or a General Partner and includes any and all benefits to which the holder of such a Partnership
Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. There may be one or more classes or series of
Partnership Interests. A Partnership Interest may be expressed as a number of Partnership Common Units,
Partnership Preferred Units or other Partnership Units.
“Partnership Minimum Gain” has the meaning ascribed to the term “partnership minimum gain”
in Regulations Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).
“Partnership Preferred Unit” means a fractional, undivided share of the Partnership Interests that the General Partner has caused the Partnership to issue pursuant to Section 4.2 hereof that has distribution rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the Partnership
Common Units.
“Partnership Record Date” means the record date established by the General Partner for a distribution pursuant to Section 5.1 hereof, which record date shall generally be the same as the record date established by the General Partner for a distribution to its stockholders of some or all of its portion of such distribution.
“Partnership Unit” means a Partnership Common Unit, a Partnership Preferred Unit or any other unit of the fractional, undivided share of the Partnership Interests that the General Partner has caused the
Partnership to issue pursuant to Section 4.1, Section 4.2 or Section 4.3 hereof; provided, however, that
Partnership Units comprising a General Partner Interest or a Limited Partner Interest shall have the differences in rights and privileges as specified in this Agreement.
“Partnership Unit Designation” shall have the meaning set forth in Section 4.2A hereof.
“Partnership Year” shall have the meaning set forth in Section 9.2 hereof.
“Percentage Interest” means, with respect to each Partner, the fraction, expressed as a percentage, the numerator of which is the aggregate number of Partnership Units of all classes and series held by such
Partner and the denominator of which is the total number of Partnership Units of all classes and series held by all Partners; provided, however, that to the extent applicable in context, the term “Percentage
Interest” means, with respect to a Partner, the fraction, expressed as a percentage, the numerator of which is the aggregate number of Partnership Units of a specified class or series (or specified group of classes and/or series) held by such Partner and the denominator of which is the total number of Partnership Units of such specified class or series (or specified group of classes and/or series) held by all Partners.
“Permitted Transfer” has the meaning set forth in Section 11.3A hereof.
“Person” means an individual or a corporation, partnership, trust, unincorporated organization, association, limited liability company or other entity.
“Pledge” has the meaning set forth in Section 11.3A hereof.
“Prior Agreement” has the meaning set forth in the recitals.

“Preferred Share” means a share of stock of the General Partner of any class or series now or hereafter authorized or reclassified that has dividend rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the REIT Shares.
“Properties” means any assets and property of the Partnership such as, but not limited to, interests in real property and personal property, including, without limitation, fee interests, interests in ground leases, easements and rights of way, interests in limited liability companies, joint ventures or partnerships, interests in mortgages, and Debt instruments as the Partnership may hold from time to time and “Property” means any one such asset or property.
“Qualified DRIP/COPP” means a dividend reinvestment plan or a cash option purchase plan of the General Partner that permits participants to acquire REIT Shares using the proceeds of dividends paid by the General Partner or cash of the participant, respectively; provided, however, that if such shares are offered at a discount, such discount must (i) be designed to pass along to the stockholders of the General
Partner the savings enjoyed by the General Partner in connection with the avoidance of stock issuance costs, and (ii) not exceed 5% of the value of a REIT Share as computed under the terms of such plan.
“Qualified Transferee” means an “accredited investor” as defined in Rule 501 promulgated under the Securities Act.
“Qualifying Party” means (a) a Limited Partner, (b) an Assignee or (c) a Person, including a lending institution as the pledgee of a Pledge, who is the transferee of a Limited Partner Interest in a
Permitted Transfer; provided, however, that a Qualifying Party shall not include the General Partner.
“Redemption” has the meaning set forth in Section 15.1A hereof.
“Regulations” means the income tax regulations under the Code, whether such regulations are in proposed, temporary or final form, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).
“Regulatory Allocations” has the meaning set forth in Section 6.3A(vii) hereof.
“REIT” means a real estate investment trust qualifying under Code Section 856.
“REIT Partner” means (a) the General Partner or any Affiliate of the General Partner to the extent such person has in place an election to qualify as a REIT and (b) any Disregarded Entity with respect to any such Person.
“REIT Payment” has the meaning set forth in Section 15.12 hereof.
“REIT Requirements” has the meaning set forth in Section 5.1 hereof.
“REIT Share” means a share of common stock of the General Partner, $0.01 par value per share, but shall not include any class or series of the General Partner’s common stock created after the date of this Agreement.
“REIT Share Adjustment Factor” means 1.0; provided, however, that in the event that:
(i) the General Partner (a) declares or pays a dividend on its outstanding REIT Shares wholly or partly in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares wholly or partly in REIT Shares, (b) splits or subdivides its outstanding REIT Shares or (c) effects a reverse stock split or otherwise combines its outstanding REIT Shares into a smaller number of REIT Shares, the REIT
Share Adjustment Factor shall be adjusted by multiplying the REIT Share Adjustment Factor previously in effect by a fraction, (i) the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination (assuming for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has occurred as of such time) and (ii) the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination;
(ii) the General Partner distributes any rights, options or warrants to all holders of its REIT Shares to subscribe for or to purchase or to otherwise acquire REIT Shares, or other securities or rights convertible into, exchangeable for or exercisable for REIT Shares, at a price per share less than the Value of a REIT Share on the record date for such distribution (other than REIT Shares issuable pursuant to a
Qualified DRIP/COPP or as compensation to employees or other service providers) (each a “Distributed
Right”), then, as of the distribution date of such Distributed Rights or, if later, the date such Distributed
Rights become exercisable, the REIT Share Adjustment Factor shall be adjusted by multiplying the REIT
Share Adjustment Factor previously in effect by a fraction (a) the numerator of which shall be the number of REIT Shares issued and outstanding on the record date (or, if later, the date such Distributed Rights become exercisable) plus the maximum number of REIT Shares purchasable under such Distributed
Rights and (b) the denominator of which shall be the number of REIT Shares issued and outstanding on the record date (or, if later, the date such Distributed Rights become exercisable) plus a fraction (1) the numerator of which is the maximum number of REIT Shares purchasable under such Distributed Rights times the minimum purchase price per REIT Share under such Distributed Rights and (2) the denominator of which is the Value of a REIT Share as of the record date (or, if later, the date such Distributed Rights become exercisable); provided, however, that, if any such Distributed Rights expire or become no longer exercisable, then the REIT Share Adjustment Factor shall be adjusted, effective retroactive to the date of distribution of the Distributed Rights (or if applicable, the later date that the Distributed Rights become exercisable), to reflect a reduced maximum number of REIT Shares or any change in the minimum purchase price for the purposes of the above fraction; and
(iii) the General Partner shall, by dividend or otherwise, distribute to all holders of its REIT
Shares evidences of its indebtedness or assets (including securities, but excluding any dividend or distribution referred to in subsections (i) or (ii) above), which evidences of indebtedness or assets relate to assets not received by the General Partner pursuant to a pro rata distribution by the Partnership, then the
REIT Share Adjustment Factor shall be adjusted to equal the amount determined by multiplying the REIT
Share Adjustment Factor in effect immediately prior to the close of business as of the record date by a fraction (a) the numerator of which shall be such Value of a REIT Share as of the record date and (b) the denominator of which shall be the Value of a REIT Share as of the record date less the then fair market value (as determined by the General Partner, whose determination shall be conclusive) of the portion of the evidences of indebtedness or assets so distributed applicable to one REIT Share.
Notwithstanding the foregoing, no adjustments to the REIT Share Adjustment Factor will be made for any class or series of Partnership Interests to the extent that the Partnership makes or effects any correlative distribution or payment to all of the Partners holding Partnership Interests of such class or series, or effects any correlative split or reverse split in respect of the Partnership Interests of such class or series. Any adjustments to the REIT Share Adjustment Factor shall become effective immediately after such event, retroactive to the record date, if any, for such event. For illustrative purposes, examples of adjustments to the REIT Share Adjustment Factor are set forth on Exhibit A attached hereto.

“REIT Share Ownership Limit” means the restriction or restrictions on the ownership and transfer of stock of the General Partner imposed under the Charter.
“REIT Shares Amount” means a number of REIT Shares equal to the product of (a) the number of
Tendered Units and (b) the REIT Share Adjustment Factor; provided, however, that, in the event that the
General Partner issues to all holders of REIT Shares as of a certain record date rights, options, warrants or convertible or exchangeable securities entitling the General Partner’s stockholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the “Rights”), with the record date for such Rights issuance falling within the period starting on the date of the Notice of Redemption and ending on the day immediately preceding the Specified Redemption Date, which Rights will not be distributed before the relevant Specified Redemption Date, then the REIT Shares Amount shall also include such Rights that a holder of that number of REIT Shares would be entitled to receive, expressed, where relevant hereunder, in a number of REIT Shares determined by the General Partner.
“Related Party” means, with respect to any Person, any other Person to whom ownership of shares of the General Partner’s stock by the first such Person would be attributed under Code Section 544
(as modified by Code Section 856(h)(1)(B)) or Code Section 318(a) (as modified by Code
Section 856(d)(5)).
“Restricted Period” means, as to any Qualifying Party, a fourteen-month period ending on the day before the first fourteen-month anniversary of such Qualifying Party’s first becoming a Holder of
Partnership Common Units; provided, however, that the General Partner may, in its sole and absolute discretion, by written agreement with a Qualifying Party, shorten or lengthen the applicable Restricted
Period to a period of shorter or longer than fourteen (14) months, without the consent of any other Partner and such written agreement shall govern the Restricted Period with respect to such Qualifying Party notwithstanding Section 14.2 hereof; provided further, that the General Partner hereby agrees that no such period shall apply to Affiliates of Blackstone Inc.
“Rights” has the meaning set forth in the definition of “REIT Shares Amount.”
“Safe Harbors” has the meaning set forth in Section 11.3C hereof.
“SEC” means the Securities and Exchange Commission.
“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.
“Special Redemption” has the meaning set forth in Section 15.1A hereof.
“Specified Redemption Date” means the tenth (10th) Business Day after the receipt by the
General Partner of a Notice of Redemption; provided, however, that no Specified Redemption Date shall occur during the Restricted Period, if any, applicable to the Tendering Party (except pursuant to a Special
Redemption).
“Stock Option Plans” means any stock option plan now or hereafter adopted by the Partnership or the General Partner.
“Subsidiary” means, with respect to any Person, any corporation or other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person; provided, however, that, with respect to the Partnership,

“Subsidiary” means solely a partnership or limited liability company (taxed, for federal income tax purposes, as a partnership or as a Disregarded Entity and not as an association or publicly traded partnership taxable as a corporation) of which the Partnership is a member or any “taxable REIT subsidiary” of the General Partner in which the Partnership owns shares of stock, unless the ownership of shares of stock of a corporation or other entity (other than a “taxable REIT subsidiary”) will not jeopardize the General Partner’s status as a REIT or any General Partner Affiliate’s status as a “qualified
REIT subsidiary” (within the meaning of Code Section 856(i)(2)), in which event the term “Subsidiary”
shall include such corporation or other entity.
“Substituted Limited Partner” means a Person who is admitted as a Limited Partner to the
Partnership pursuant to Section 11.4 hereof.
“Surviving Partnership” has the meaning set forth in Section 11.2B(ii) hereof.
“Tax Advance” has the meaning set forth in Section 10.4 hereof.
“Tax Items” has the meaning set forth in Section 6.4A hereof.
“Tendered Units” has the meaning set forth in Section 15.1A hereof.
“Tendering Party” has the meaning set forth in Section 15.1A hereof.
“Terminating Capital Transaction” means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership, in any case, not in the ordinary course of the Partnership’s business.
“Termination Transaction” has the meaning set forth in Section 11.2B hereof.
“Transfer” means any sale, assignment, bequest, conveyance, devise, gift (outright or in trust),
Pledge, encumbrance, hypothecation, mortgage, exchange, transfer or other disposition or act of alienation, whether voluntary, involuntary or by operation of law; provided, however, that when the term is used in Article 11 hereof, except as otherwise expressly provided, “Transfer” does not include (a) any
Redemption of Partnership Common Units by the Partnership, or acquisition of Tendered Units by the
General Partner, pursuant to Section 15.1, (b) any pledge, encumbrance, hypothecation or mortgage by the General Partner of all or any portion of its Partnership Interest or (c) any redemption of Partnership
Units pursuant to any Partnership Unit Designation. The terms “Transferred” and “Transferring” have correlative meanings.
“Valuation Date” means the date of receipt by the General Partner of a Notice of Redemption pursuant to Section 15.1 herein, or such other date as specified herein, or, if such date is not a Business
Day, the immediately preceding Business Day.
“Value” means, with respect to a REIT Share, on any Valuation Date, the average of the daily
Market Prices for ten (10) consecutive trading days immediately preceding the Valuation Date. The term
“Market Price ” on any date means, the Closing Price for such REIT Shares on such date. The “Closing
Price” on any date means the last sale price for such REIT Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such REIT
Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if such REIT Shares are not listed or admitted to trading on the New York Stock Exchange, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such REIT Shares are listed or admitted to trading or, if such REIT Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National
Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such REIT Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such REIT Shares selected by the General Partner or, in the event that no trading price is available for such REIT Shares, the fair market value of the REIT
Shares, as determined by the General Partner in its sole discretion.
In the event that the REIT Shares Amount includes Rights that a holder of REIT Shares would be entitled to receive, then the Value of such Rights shall be determined by the General Partner on the basis of such quotations and other information as it considers appropriate.
ARTICLE 2ORGANIZATIONAL MATTERS
Section 2.1Formation.
The Partnership is a limited partnership heretofore formed and continued pursuant to the provisions of the Act and upon the terms and subject to the conditions set forth in this Agreement. The
Partners hereby approve, ratify and confirm the amendment and restatement of the Prior Agreement this
Agreement, and this Agreement shall be effective upon the execution by the General Partner and the
Initial Limited Partner. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The
Partnership Interest of each Partner shall be personal property for all purposes.
Section 2.2Name.
The name of the Partnership is “BXDC Operating Partnership LP”.  The Partnership’s business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words “Limited Partnership,” “LP,” L.P.,”
“Ltd.” or similar words or letters shall be included in the Partnership’s name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Partners of such change in the next regular communication to the Partners.
Section 2.3Registered Office and Registered Agent; Principal Executive Office.
The address of the registered office of the Partnership in the State of Delaware is located at c/o
Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808,
or such other place as the General Partner may from time to time designate by amendment to the
Certificate, and the name and address of the registered agent of the Partnership in the State of Delaware is
Corporation Service Company, 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808,
or such other registered agent as the General Partner may from time to time designate by amendment to the Certificate. The principal office of the Partnership is located at 345 Park Avenue, New York, New
York 10154, or such other place as the General Partner may from time to time designate by notice to the
Limited Partners. The Partnership may maintain offices at such other place or places as the General
Partner deems advisable.

Section 2.4Power of Attorney.
A.Each Limited Partner and Assignee hereby irrevocably constitutes and appoints the
General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each (the “Attorney in
Fact”), and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:
(1)execute, swear to, seal, acknowledge, deliver, file and record in the appropriate public offices: (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments, supplements or restatements thereof) that the Attorney in Fact deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property;
(b) all instruments that the Attorney in Fact deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement duly adopted in accordance with its terms; (c) all conveyances and other instruments or documents that the Attorney in Fact deems appropriate or necessary to reflect the dissolution and winding up of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all conveyances and other instruments or documents that the Attorney in Fact deems appropriate or necessary to reflect the distribution or exchange of assets of the Partnership pursuant to the terms of this Agreement; (e) all instruments relating to the admission, acceptance, withdrawal, removal or substitution of any Partner pursuant to the terms of this Agreement or the
Capital Contribution of any Partner; and (f) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges relating to Partnership
Interests; and
(2)execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the Attorney in Fact, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners hereunder or is consistent with the terms of this Agreement.
Nothing contained herein shall be construed as authorizing the Attorney in Fact to amend this
Agreement except in accordance with Section 14.2 hereof or as may be otherwise expressly provided for in this Agreement.
B.The foregoing power of attorney is hereby declared to be irrevocable and a special power coupled with an interest, in recognition of the fact that each of the Limited Partners and Assignees will be relying upon the power of the Attorney in Fact to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent
Incapacity of any Limited Partner or Assignee and the Transfer of all or any portion of such Person’s
Partnership Interest and shall extend to such Person’s heirs, successors, assigns, transferees and personal representatives. Each such Limited Partner and Assignee hereby agrees to be bound by any representation made by the Attorney in Fact, acting in good faith pursuant to such power of attorney; and, to the fullest extent permitted by law, each such Limited Partner and Assignee hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the General Partner or the Liquidator, taken in good faith under such power of attorney. Each Limited Partner and Assignee shall execute and deliver to the General Partner or the Liquidator, within fifteen (15) days after receipt of the General Partner’s or the Liquidator’s request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator (as the case may be) deems necessary to effectuate this Agreement and the purposes of the Partnership. Notwithstanding anything else set forth in this Section 2.4B, no
Limited Partner shall incur any personal liability for any action of the Attorney in Fact taken under such power of attorney.
Section 2.5Term.

The term of the Partnership shall continue indefinitely unless the Partnership is dissolved sooner pursuant to the provisions of Article 13 hereof or as otherwise provided by law.
Section 2.6Partnership Interests Are Securities.
Each Partnership Interest in the Partnership shall constitute a “security” within the meaning of, and shall be governed by, (i) Article 8 of the Uniform Commercial Code (including Section 8-102(a)(15)
thereof) as in effect from time to time in the State of Delaware, and (ii) the corresponding provisions of the Uniform Commercial Code of any other applicable jurisdiction that now or hereafter substantially includes the 1994 revisions to Article 8 thereof as adopted by the American Law Institute and the
National Conference of Commissioners on Uniform State Laws and approved by the American Bar
Association on February 14, 1995.
Section 2.7Admission.
The General Partner has been admitted as the general partner of the Partnership upon its execution of the Prior Agreement and hereby continues as the general partner of the Partnership upon its execution of a counterpart hereof. A Person shall be admitted as a limited partner of the Partnership at the time that (a) this Agreement or a counterpart hereof is executed by or on behalf of such Person and
(b) such Person is listed by the General Partner as a limited partner of the Partnership in the books and records of the Partnership.
ARTICLE 3PURPOSE
Section 3.1Purpose and Business.
The purpose and nature of the Partnership is to conduct any business, enterprise or activity permitted by or under the Act, including, without limitation, (i) to conduct the business of ownership, construction, reconstruction, development, redevelopment, alteration, improvement, maintenance, operation, sale, leasing, transfer, encumbrance, financing, refinancing, conveyance and exchange of the
Properties, (ii) to acquire and invest in any securities and/or loans relating to the Properties, (iii) to enter into any partnership, joint venture, business or statutory trust arrangement, limited liability company or other similar arrangement to engage in any business permitted by or under the Act, or to own interests in any entity engaged in any business permitted by or under the Act, (iv) to conduct the business of providing property and asset management and brokerage services, whether directly or through one or more partnerships, joint ventures, Subsidiaries, business trusts, limited liability companies or similar arrangements, and (v) to do anything necessary or incidental to the foregoing.
Section 3.2Powers.
The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership including, without limitation, full power and authority, directly or through its ownership interest in other entities, to enter into, perform and carry out contracts of any kind, to borrow and lend money and to issue evidence of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien, to acquire, own, manage, improve and develop real property and lease, sell, transfer and dispose of real property.
However, the Partnership may not, without the General Partner’s specific consent, which it may give or withhold in its sole and absolute discretion, take or refrain from taking, any action that, in its judgment, in its sole and absolute discretion (i) could adversely affect the General Partner’s ability to qualify as a

REIT, (ii) could subject the General Partner to any taxes under Sections 857 or 4981 of the Code or any other related or successor provision under the Code, or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner, its securities or the
Partnership.
Section 3.3Partnership Only for Purposes Specified.
The Partnership shall be a limited partnership formed pursuant to the Act to conduct its business in accordance with this Agreement, and this Agreement shall not be deemed to create a company, venture or partnership between or among the Partners or any other Persons with respect to any activities whatsoever other than the activities within the purposes of the Partnership as specified in Section 3.1 hereof. Except as otherwise provided in this Agreement, no Partner shall have any authority to act for, bind, commit or assume any obligation or responsibility on behalf of the Partnership, its properties or any other Partner. No Partner, in its capacity as a Partner under this Agreement, shall be responsible or liable for any indebtedness or obligation of another Partner, nor shall the Partnership be responsible or liable for any indebtedness or obligation of any Partner, incurred either before or after the execution and delivery of this Agreement by such Partner, except as to those responsibilities, liabilities, indebtedness or obligations incurred pursuant to and as limited by the terms of this Agreement and the Act.
Section 3.4Representations and Warranties by the Partners.
A.Each Partner that is an individual (including, without limitation, each applicable
Additional Limited Partner or Substituted Limited Partner as a condition to becoming an Additional
Limited Partner or a Substituted Limited Partner) represents and warrants to, and covenants with
(severally and not jointly with any other Person), each other Partner that (i) the consummation of the transactions contemplated by this Agreement to be performed by such Partner will not result in a breach or violation of, or a default under, any material agreement by which such Partner or any of such Partner’s property is bound, or any statute, regulation, order or other law to which such Partner is subject, (ii) if five percent (5%) or more (by value) of the Partnership’s interests are or will be owned by such Partner within the meaning of Code Section 7704(d)(3), such Partner does not, and for so long as it is a Partner will not, own, directly or indirectly, (a) stock of any corporation that is a tenant of (I)  the General Partner or any
Disregarded Entity with respect to the General Partner, (II) the Partnership or (III) any partnership, venture or limited liability company of which the General Partner, any Disregarded Entity with respect to the General Partner, or the Partnership is a direct or indirect member or (b) an interest in the assets or net profits of any non-corporate tenant of (I) the General Partner or any Disregarded Entity with respect to the
General Partner, (II) the Partnership or (III) any partnership, venture, or limited liability company of which the General Partner, any Disregarded Entity with respect to the General Partner, or the Partnership is a direct or indirect member, (iii) such Partner has the legal capacity to enter into this Agreement and perform such Partner’s obligations hereunder, and (iv) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms. Notwithstanding the foregoing, a Partner that is an individual shall not be subject to the ownership restrictions set forth in clause (ii) of the immediately preceding sentence to the extent such Partner obtains the written Consent of the General Partner prior to violating any such restrictions. Each Partner that is an individual shall also represent and warrant to the
Partnership that such Partner is neither a “foreign person” within the meaning of Code
Section 1445(f) nor a foreign partner within the meaning of Code Section 1446(e).
B.Each Partner that is not an individual (including, without limitation, each applicable
Additional Limited Partner or Substituted Limited Partner as a condition to becoming an Additional
Limited Partner or a Substituted Limited Partner) represents and warrants to, and covenants with
(severally and not jointly with any other Person), each other Partner that (i) the consummation of the transactions contemplated by this Agreement to be performed by it, including its execution and delivery of this Agreement, have been duly authorized by all necessary action, including, without limitation, that of its general partner(s), manager(s), committee(s), trustee(s), beneficiaries, directors and/or stockholder(s) (as the case may be) as required, (ii) the consummation of such transactions shall not result in a breach or violation of, or a default under, its partnership agreement, operating agreement, trust agreement, charter or bylaws (or similar organizational documents, as the case may be) any material agreement by which such Partner or any of such Partner’s properties or any of its partners, members, beneficiaries, trustees or stockholders (as the case may be) is or are bound, or any statute, regulation, order or other law to which such Partner or any of its partners, members, trustees, beneficiaries or stockholders (as the case may be) is or are subject, (iii) if five percent (5%) or more (by value) of the
Partnership’s interests are or will be owned by such Partner within the meaning of Code
Section 7704(d)(3), such Partner does not, and for so long as it is a Partner will not, own, directly or indirectly, (a) stock of any corporation that is a tenant of (I) the General Partner or any Disregarded Entity with respect to the General Partner, (II) the Partnership or (III) any partnership, venture or limited liability company of which the General Partner, any Disregarded Entity with respect to the General Partner, or the
Partnership is a direct or indirect member or (b) an interest in the assets or net profits of any non-
corporate tenant of (I) the General Partner, or any Disregarded Entity with respect to the General Partner,
(II) the Partnership or (III) any partnership, venture or limited liability company for which the General
Partner, any Disregarded Entity with respect to the General Partner, or the Partnership is a direct or indirect member, and (iv) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms. Notwithstanding the foregoing, a Partner that is not an individual shall not be subject to the ownership restrictions set forth in clause (iii) of the immediately preceding sentence to the extent such Partner obtains the written Consent of the General Partner prior to violating any such restrictions. Each Partner that is not an individual shall also represent and warrant to the Partnership that such Partner is neither a “foreign person” within the meaning of Code Section 1445(f) nor a foreign partner within the meaning of Code Section 1446(e).
C.Each Partner (including, without limitation, each Additional Limited Partner or
Substituted Limited Partner as a condition to becoming an Additional Limited Partner or Substituted
Limited Partner) represents, warrants and agrees that (i) it is an “accredited investor” as defined in Rule
501 promulgated under the Securities Act, (ii) it has acquired and continues to hold its interest in the
Partnership for its own account for investment purposes only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof in violation of applicable laws, and not with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances in violation of applicable laws, (iii) it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds that it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment, and (iv) without the Consent of the General Partner, it shall not take any action that would cause (a) the Partnership at any time to have more than 100 partners, including as partners those persons
(“Flow-Through Partners”) indirectly owning an interest in the Partnership through an entity treated as a partnership, Disregarded Entity, S corporation or grantor trust (each such entity, a “Flow-Through
Entity”), but only if substantially all of the value of such person’s interest in the Flow-Through Entity is attributable to the Flow-Through Entity’s interest (direct or indirect) in the Partnership; or (b) the
Partnership Interest initially issued to such Partner or its predecessors to be held by more than two partners, including as partners any Flow-Through Partners.
D.The representations and warranties contained in Sections 3.4A, 3.4B and 3.4C hereof shall survive the execution and delivery of this Agreement by each Partner (and, in the case of an
Additional Limited Partner or a Substituted Limited Partner, the admission of such Additional Limited
Partner or Substituted Limited Partner as a Limited Partner in the Partnership) and the dissolution, winding up and termination of the Partnership.
E.Each Partner (including, without limitation, each Additional Limited Partner or
Substituted Limited Partner as a condition to becoming an Additional Limited Partner or Substituted
Limited Partner) hereby acknowledges that no representations as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Partnership or the General Partner have been made by any Partner or any employee or representative or Affiliate of any Partner, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, that may have been in any manner submitted to such Partner shall not constitute any representation or warranty of any kind or nature, express or implied.

F.Notwithstanding the foregoing, the General Partner may, in its sole and absolute discretion, permit the modification of any of the representations and warranties contained in
Sections 3.4A, 3.4B and 3.4C above as applicable to any Partner (including, without limitation any
Additional Limited Partner or Substituted Limited Partner or any transferee of either), provided that such representations and warranties, as modified, shall be set forth in either (i) a Partnership Unit Designation applicable to the Partnership Units held by such Partner or (ii) a separate writing addressed to the
Partnership and the General Partner.
ARTICLE 4CAPITAL CONTRIBUTIONS
Section 4.1Capital Contributions of the Partners.
The Partners have heretofore made Capital Contributions to the Partnership. Each Partner owns
Partnership Units in the amount set forth for such Partner in the books and records of the Partnership, as the same may be amended or updated from time to time by the General Partner to the extent necessary to reflect accurately sales, exchanges or other Transfers, redemptions, Capital Contributions, the issuance of additional Partnership Units, or similar events having an effect on a Partner’s ownership of Partnership
Units. Except as provided by law or in Section 4.2, 4.3, or 10.4 hereof, the Partners shall have no obligation or, except with the prior Consent of the General Partner, right to make any additional Capital
Contributions or loans to the Partnership.
Section 4.2Issuances of Additional Partnership Interests.
Subject to the rights of any Holder of any Partnership Interest set forth in a Partnership Unit
Designation:
A.General. The General Partner is hereby authorized to cause the Partnership to issue additional Partnership Interests for any Partnership purpose, at any time or from time to time, to the
Partners (including the General Partner) or to other Persons, and to admit such Persons as Additional
Limited Partners, for such consideration and on such terms and conditions as shall be established by the
General Partner in its sole and absolute discretion, all without the approval of any Limited Partner or any other Person. Without limiting the foregoing, the General Partner is expressly authorized to cause the
Partnership to issue Partnership Interests (i) upon the conversion, redemption or exchange of any Debt,
Partnership Interests, or other securities issued by the Partnership, (ii) for less than fair market value,
(iii) for no consideration and (iv) in connection with any merger or consolidation of any other Person into the Partnership. Any additional Partnership Interests may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to distributions, qualifications or terms or conditions of redemption (including, without limitation, terms that may be senior or otherwise entitled to preference over existing Partnership Interests) as shall be determined by the General Partner, in its sole and absolute discretion and without the approval of any Limited Partner or any other Person, and set forth in a written document thereafter attached to and made an exhibit to this Agreement, which exhibit shall be an amendment to this Agreement and shall be incorporated herein by this reference (each, a “Partnership
Unit Designation”). Without limiting the generality of the foregoing, the General Partner shall have authority to specify, in its sole and absolute discretion: (a) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (b) the right of each such class or series of Partnership Interests to share (on a pari passu, junior or preferred basis) in
Partnership distributions; (c) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; (d) the voting rights, if any, of each such class or series of
Partnership Interests; and (e) the conversion, redemption or exchange rights applicable to each such class or series of Partnership Interests. Upon the issuance of any additional Partnership Interest, the General
Partner shall update the books and records of the Partnership as appropriate to reflect such issuance.
B.Issuances to the General Partner. No additional Partnership Units shall be issued to the
General Partner unless (i) the additional Partnership Units are issued to all Partners holding Partnership

Units of a specified class or series in proportion to their respective Percentage Interests in the Partnership
Units of such class or series, (ii) (a) the additional Partnership Units are (x) Partnership Common Units
issued in connection with an issuance of REIT Shares, or (y) Partnership Equivalent Units (other than
Partnership Common Units) issued in connection with an issuance of Preferred Shares, New Securities or other interests in the General Partner (other than REIT Shares), with corresponding economic terms, and
(b) the General Partner contributes directly or indirectly to the Partnership the cash proceeds (net of its expenses relating to such issuance) or other consideration received in connection with the issuance of such REIT Shares, Preferred Shares, New Securities or other interests in the General Partner, (iii) the additional Partnership Units are issued upon the conversion, redemption or exchange of Debt, Partnership
Units or other securities issued by the Partnership or (iv) the additional Partnership Units are issued pursuant to Section 4.3B, Section 4.3D, Section 4.4, Section 4.5 or Section 4.7.
C.No Preemptive Rights. Except as specified in Section 4.2B(i) hereof or as provided in a
Partnership Unit Designation, no Person, including, without limitation, any Partner or Assignee, shall have any preemptive, preferential, participation or similar right or rights to subscribe for or acquire any
Partnership Interest.
Section 4.3Additional Funds and Capital Contributions.
A.General. The General Partner may, at any time and from time to time, determine that the
Partnership requires additional funds (“Additional Funds”) for the acquisition or development of additional Properties, for the redemption of Partnership Interests or for such other purposes as the General
Partner may determine, in its sole and absolute discretion. Additional Funds may be obtained by the
Partnership, at the election of the General Partner, in any manner provided in, and in accordance with, the terms of this Section 4.3 without the approval of any Limited Partner or any other Person.
B.Additional Capital Contributions. The General Partner, on behalf of the Partnership, may obtain any Additional Funds by accepting Capital Contributions from any Partners or other Persons. In connection with any such Capital Contribution (of cash or property), the General Partner is hereby authorized, in its sole and absolute discretion, to cause the Partnership from time to time to issue additional Partnership Interests (as set forth in Section 4.2 above) in consideration therefor and the
Percentage Interests of the General Partner and the Limited Partners shall be adjusted to reflect the issuance of such additional Partnership Interests.
C.Loans. The General Partner, in its sole and absolute discretion on behalf of the
Partnership, may obtain any Additional Funds by causing the Partnership to incur Debt to any Person
(including the General Partner) upon such terms as the General Partner determines appropriate in its sole and absolute discretion, including making such Debt convertible, redeemable or exchangeable for
Partnership Units or REIT Shares; provided, however, that the Partnership shall not incur any such Debt if any Limited Partner would be personally liable for the repayment of such Debt (unless such Limited
Partner otherwise agrees).
D.Issuance of Securities by the General Partner. The General Partner shall not issue any additional REIT Shares, Capital Shares or New Securities unless the General Partner contributes the cash proceeds or other consideration received from the issuance of such additional REIT Shares, Capital
Shares or New Securities (as the case may be) and from the exercise of the rights contained in any such additional Capital Shares or New Securities directly or indirectly to the Partnership in exchange for (x) in the case of an issuance of REIT Shares, Partnership Common Units, or (y) in the case of an issuance of
Capital Shares or New Securities, Partnership Equivalent Units; provided, however, that notwithstanding the foregoing, the General Partner may issue REIT Shares, Capital Shares or New Securities (a) pursuant to Section 4.4, Section 4.5 or Section 4.7 hereof, (b) pursuant to a dividend or distribution (including any stock split) of REIT Shares, Capital Shares or New Securities to all of the holders of REIT Shares, Capital
Shares or New Securities (as the case may be), (c) upon a conversion, redemption or exchange of Capital
Shares, (d) upon a conversion, redemption, exchange or exercise of New Securities, or (e) in connection with an acquisition of Partnership Interests or a property or other asset to be owned, directly or indirectly, by the General Partner. In the event of any issuance of additional REIT Shares, Capital Shares or New
Securities by the General Partner, and the contribution to the Partnership, directly or indirectly, by the
General Partner, of the cash proceeds or other consideration received from such issuance (or property acquired with such proceeds), if any, if the cash proceeds actually received by the General Partner are less than the gross proceeds of such issuance as a result of any expenses paid or incurred in connection with such issuance, then the General Partner shall be deemed to have made a Capital Contribution to the
Partnership in the amount equal to the sum of the cash proceeds of such issuance plus the amount of such expenses paid by the General Partner (which discount and expense shall be treated as an expense for the benefit of the Partnership for purposes of Section 7.4). In the event that the General Partner issues any additional REIT Shares, Capital Shares or New Securities and contributes, directly or indirectly, the cash proceeds or other consideration received from the issuance thereof to the Partnership, the Partnership is expressly authorized to issue a number of Partnership Common Units or Partnership Equivalent Units to
the General Partner equal to the number of REIT Shares, Capital Shares or New Securities so issued, divided by the REIT Share Adjustment Factor then in effect, in accordance with this Section 4.3D without any further act, approval or vote of any Partner or any other Persons.
Section 4.4Stock Option Plans and Equity Plans.
A.Future Stock Incentive Plans. Nothing in this Agreement shall be construed or applied to preclude or restrain the General Partner from adopting, modifying or terminating stock incentive plans for the benefit of employees, directors or other business associates of the General Partner, the Partnership or any of their Affiliates. The General Partner may implement such plans and any actions taken under such plans (such as the grant or exercise of options to acquire REIT Shares, or the issuance of restricted or unrestricted REIT Shares), whether taken with respect to or by an employee or other service provider of the General Partner, the Partnership or its Subsidiaries, in a manner reasonably determined by the General
Partner, which may be set forth in plan implementation guidelines that the General Partner may adopt or amend from time to time. The Partners acknowledge and agree that, in the event that any such plan or implementation guideline is adopted, modified or terminated by the General Partner, amendments to this
Agreement may become necessary or advisable and that any such amendments requested by the General
Partner shall not require any Consent or approval by the Limited Partners or any other Person.
B.Issuance of Partnership Units; REIT Shares and New Securities. The Partnership is
expressly authorized to issue Partnership Units and the General Partner is expressly authorized to issue
REIT Shares or New Securities as contemplated by this Section 4.4 or any plan or plan implementation guidelines referred to in paragraph A above without any further act, approval or vote of any Partner or any other Persons.
Section 4.5Dividend Reinvestment Plan, Cash Option Purchase Plan, Stock Incentive Plan or Other
Plan.
Except as may otherwise be provided in this Article 4, all amounts received or deemed received by the General Partner in respect of any dividend reinvestment plan, cash option purchase plan, stock incentive or other stock or subscription plan or agreement, either (a) shall be utilized by the General
Partner to effect purchases of REIT Shares, or (b) if the General Partner elects instead to issue new REIT
Shares with respect to such amounts, shall be contributed by the General Partner to the Partnership in exchange for additional Partnership Common Units. Upon such contribution, the Partnership will issue to the General Partner a number of Partnership Common Units equal to the quotient of (i) the new REIT
Shares so issued, divided by (ii) the REIT Share Adjustment Factor then in effect. The Partnership is expressly authorized to issue Partnership Common Units as contemplated by this Section 4.5 without any further act, approval or vote of any Partner or any other Persons.
Section 4.6No Interest; No Return.
No Partner shall be entitled to interest on its Capital Contribution or on such Partner’s Capital
Account. Except as provided herein or by law, no Partner shall have any right to demand or receive the return of its Capital Contribution from the Partnership.

Section 4.7Conversion or Redemption of REIT Shares and Capital Shares.
A.Conversion of Capital Shares. If, at any time, any of the Capital Shares are converted into
REIT Shares, in whole or in part, then a number of Partnership Units held by the General Partner with preferences, conversion and other rights (other than redemption and voting rights), restrictions (other than restrictions on transfer), rights and limitations as to dividends and other distributions and qualifications that are substantially the same as the preferences, conversion and other rights (other than redemption and voting rights), restrictions (other than restrictions on transfer), rights and limitations as to dividends and other distributions and qualifications of such Capital Shares (“Partnership Equivalent Units”) (for the
avoidance of doubt, Partnership Equivalent Units need not have voting rights, redemption rights or restrictions on transfer that are substantially equivalent to such Capital Shares) equal to the number of
Capital Shares so converted shall automatically be converted into a number of Partnership Common Units equal to the quotient of (i) the number of REIT Shares issued upon such conversion divided by (ii) the
REIT Share Adjustment Factor then in effect, and the Percentage Interests of the General Partner and the
Limited Partners shall be adjusted to reflect such conversion.
B.Redemption of Capital Shares or REIT Shares. Except as otherwise provided in Section
7.4C, if, at any time, any Capital Shares are redeemed or otherwise repurchased (whether by exercise of a put or call, automatically or by means of another arrangement) by the General Partner for cash, immediately prior to such redemption or repurchase of Capital Shares, an equal number of the corresponding Partnership Equivalent Units held by the General Partner shall automatically be redeemed by the Partnership upon the same terms and for the same price per Partnership Equivalent Unit as such
Capital Shares are redeemed or repurchased. If, at any time, any REIT Shares are forfeited or redeemed or otherwise repurchased or reacquired by the General Partner, immediately prior to such forfeiture, redemption, reacquisition or repurchase of REIT Shares, a number of Partnership Common Units held by the General Partner equal to the quotient of (i) the REIT Shares so forfeited, redeemed, reacquired or repurchased, divided by (ii) the REIT Share Adjustment Factor then in effect, shall automatically be redeemed by the Partnership, such redemption to be upon the same terms and for the same price per
Partnership Common Unit (after giving effect to application of the REIT Share Adjustment Factor) as such REIT Shares are redeemed, repurchased or otherwise reacquired, or, in the case of a forfeiture of
REIT Shares, shall automatically be forfeited by the General Partner for no consideration.
Section 4.8Other Contribution Provisions.
In the event that any Partner is admitted to the Partnership and is given a Capital Account in exchange for services rendered to the Partnership (other than any interest for which the initial Capital
Account is zero), such transaction shall be treated by the Partnership and the affected Partner as if the
Partnership had compensated such Partner in cash and such Partner had contributed the cash that the
Partner would have received to the capital of the Partnership. In addition, with the Consent of the General
Partner, one or more Partners (including the General Partner) may enter into contribution agreements with the Partnership which have the effect of providing a guarantee of certain obligations of the Partnership
(and/or a wholly-owned Subsidiary of the Partnership).
ARTICLE 5DISTRIBUTIONS
Section 5.1Requirement and Characterization of Distributions.
A.Subject to the rights of any Holder of any Partnership Interest set forth in a Partnership
Unit Designation, the General Partner may cause the Partnership to distribute such amounts, at such times, as the General Partner may, in its sole and absolute discretion, determine to the Holders as of any
Partnership Record Date: (i) first, with respect to any Partnership Units that are entitled to any preference in distribution, in accordance with the rights of Holders of such class(es) of Partnership Units (and, within each such class, among the Holders of each such class, pro rata in proportion to their respective
Percentage Interests of such class on such Partnership Record Date); and (ii) second, with respect to any
Partnership Units that are not entitled to any preference in distribution, in accordance with the rights of
Holders of such class(es) of Partnership Units, as applicable (and, within each such class, among the

Holders of each such class, pro rata in proportion to their respective Percentage Interests of such class on such Partnership Record Date). Distributions payable with respect to any Partnership Units, other than any Partnership Units issued to the General Partner in connection with the issuance of REIT Shares by the
General Partner, that were not outstanding during the entire quarterly period in respect of which any distribution is made shall be prorated based on the portion of the period during which such Partnership
Units were outstanding. The General Partner shall make such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with the General Partner’s qualification as a REIT, to cause the Partnership to distribute sufficient amounts to enable the General Partner, for so long as the General
Partner has determined to qualify as a REIT, to pay stockholder distributions that will (a) satisfy the requirements for qualifying as a REIT under the Code and Regulations (the “REIT Requirements”) and
(b) except to the extent otherwise determined by the General Partner, eliminate any federal income or excise tax liability of the General Partner.
Section 5.2Distributions in Kind.
Except as expressly provided herein, no right is given to any Holder to demand and receive property other than cash as provided in this Agreement. The General Partner may determine, in its sole and absolute discretion, to cause the Partnership to make a distribution in kind of Partnership assets to the
Holders, and such assets shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles 5, 6 and 13 hereof; provided, however, that the
General Partner shall not make a distribution in kind to any Holder unless the Holder has been given at least thirty (30) days prior written notice of such distribution.
Section 5.3Amounts Withheld.
All amounts withheld pursuant to the Code or any provisions of any state, local or non-United
States tax law and Section 10.4 hereof with respect to any allocation, payment or distribution to any
Holder shall be treated as amounts paid or distributed to such Holder pursuant to Section 5.1 hereof for all purposes under this Agreement.
Section 5.4Distributions upon Liquidation.
Notwithstanding the other provisions of this Article 5, net proceeds from a Terminating Capital
Transaction, and any other amounts distributed after the occurrence of a Liquidating Event, shall be distributed to the Holders in proportion to the Partnership Common Units held by them.
Section 5.5Distributions to Reflect Additional Partnership Units.
In the event that the Partnership issues additional Partnership Units pursuant to the provisions of
Article 4 hereof, subject to the rights of any Holder of any Partnership Interest set forth in a Partnership
Unit Designation, the General Partner is hereby authorized to amend this Agreement as it determines, in its sole and absolute discretion, is necessary or desirable to reflect the issuance of such additional
Partnership Units, including, without limitation, making preferential distributions to Holders of certain classes of Partnership Units, all without the consent of any Partner or any other Person.
Section 5.6Restricted Distributions.
Notwithstanding any provision to the contrary contained in this Agreement, neither the
Partnership nor the General Partner, on behalf of the Partnership, shall make a distribution to any Holder if such distribution would violate the Act or other applicable law.

ARTICLE 6ALLOCATIONS
Section 6.1Timing and Amount of Allocations of Net Income and Net Loss.
Net Income and Net Loss of the Partnership shall be determined and allocated with respect to each Partnership Year as of the end of each such year, provided that the General Partner may, in its sole and absolute discretion, allocate Net Income and Net Loss for a shorter period as of the end of such period
(and, for purposes of this Article 6, references to the term “Partnership Year” may include such shorter periods). Except as otherwise provided in this Article 6, and subject to Section 11.6C hereof, an allocation to a Holder of a share of Net Income or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Income or Net
Loss.
Section 6.2Allocation of Net Income and Net Loss.
Except as otherwise provided in this Agreement, Net Income, Net Loss and, to the extent necessary, individual items of income, gain, loss or deduction, of the Partnership shall be allocated among the Capital Accounts of the Partners in a manner that as closely as possible gives economic effect to the provisions of Articles V and XIII and the other relevant provisions of this Agreement.
Section 6.3Regulatory Allocation Provisions.
Notwithstanding the foregoing provisions of this Article 6:
A.Regulatory Allocations.
(i)Minimum Gain Chargeback. Except as otherwise provided in Regulations
Section 1.704-2(f), notwithstanding the provisions of Section 6.2 hereof, or any other provision of this Article 6, if there is a net decrease in Partnership Minimum Gain during any Partnership
Year, each Holder shall be specially allocated items of Partnership income and gain for such year
(and, if necessary, subsequent years) in an amount equal to such Holder’s share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g).
Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This
Section 6.3A(i) is intended to qualify as a “minimum gain chargeback” within the meaning of
Regulations Section 1.704-2(f) and shall be interpreted consistently therewith.
(ii)Partner Nonrecourse Debt Minimum Gain Chargeback. Except as otherwise provided in Regulations Section 1.704-2(i)(4) or in Section 6.3A(i) hereof, if there is a net decrease in Partner Nonrecourse Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership Year, each Holder who has a share of the Partner Nonrecourse Minimum
Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations
Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder’s share of the net decrease in Partner Nonrecourse Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 6.3A(ii) is intended to qualify as a “chargeback of partner nonrecourse debt minimum gain” within the meaning of
Regulations Section 1.704-2(i)(4) and shall be interpreted consistently therewith.
(iii)Nonrecourse Deductions and Partner Nonrecourse Deductions. Any
Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Holders in accordance with their respective Percentage Interests. Any Partner Nonrecourse Deductions for
any Partnership Year shall be specially allocated to the Holder(s) who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations Section 1.704-2(i).
(iv)Qualified Income Offset. If any Holder unexpectedly receives an adjustment, allocation or distribution described in Regulations Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6),
items of Partnership income and gain shall be specially allocated, in accordance with Regulations
Section 1.704-1(b)(2)(ii)(d), to such Holder in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted Capital Account Deficit of such Holder as quickly as possible, provided that an allocation pursuant to this Section 6.3A(iv) shall be made if and only to the extent that such Holder would have an Adjusted Capital Account Deficit after all other allocations provided in this Article 6 have been tentatively made as if this Section
6.3A(iv) were not in this Agreement. It is intended that this Section 6.3A(iv) qualify and be construed as a “qualified income offset” within the meaning of Regulations
Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.
(v)Gross Income Allocation. In the event that any Holder has a deficit Capital
Account at the end of any Partnership Year that is in excess of the sum of (1) the amount (if any)
that such Holder is obligated to restore to the Partnership upon complete liquidation of such
Holder’s Partnership Interest (including, the Holder’s interest in outstanding Partnership
Preferred Units and other Partnership Units) and (2) the amount that such Holder is deemed to be obligated to restore pursuant to Regulations Section 1.704-1(b)(2)(ii)(c) or the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Holder shall be specially allocated items of Partnership income and gain in the amount of such excess to eliminate such deficit as quickly as possible, provided that an allocation pursuant to this Section
6.3A(v) shall be made if and only to the extent that such Holder would have a deficit Capital
Account in excess of such sum after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.3A(v) and Section 6.3A(iv) hereof were not in this
Agreement.
(vi)Section 754 Adjustment. To the extent that an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or Regulations
Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as the result of a distribution to a Holder in complete liquidation of its interest in the Partnership, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Holders in accordance with their respective
Percentage Interests in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Holder(s) to whom such distribution was made in the event that Regulations
Section 1.704-1(b)(2)(iv)(m)(4) applies.
(vii)Curative Allocations. The allocations set forth in Sections 6.3A(i), (ii), (iii), (iv),
(v) and (vi) hereof (the “Regulatory Allocations”) are intended to comply with certain regulatory requirements, including the requirements of Regulations Sections 1.704-1(b) and 1.704-2.
Notwithstanding the provisions of Sections 6.1 and 6.2 hereof, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the
Holders so that to the extent possible without violating the requirements giving rise to the
Regulatory Allocations, the net amount of such allocations of other items and the Regulatory
Allocations to each Holder shall be equal to the net amount that would have been allocated to each such Holder if the Regulatory Allocations had not occurred.
B.Allocation of Excess Nonrecourse Liabilities. For purposes of determining a Holder’s proportional share of the “excess nonrecourse liabilities” of the Partnership within the meaning of
Regulations Section 1.752-3(a)(3), each Holder’s respective interest in Partnership profits shall be equal to such Holder’s Percentage Interest with respect to Partnership Common Units, except as otherwise determined by the General Partner.

Section 6.4Tax Allocations.
A.In General. Except as otherwise provided in this Section 6.4, for income tax purposes under the Code and the Regulations, each Partnership item of income, gain, loss and deduction
(collectively, “Tax Items”) shall be allocated among the Holders in the same manner as its correlative item of “book” income, gain, loss or deduction is allocated pursuant to Sections 6.2 and 6.3 hereof. To the extent there is an adjustment by a taxing authority of any item of income, gain, loss, deduction or credit of the Partnership (or an adjustment to any Holder’s distributive share thereof), the General Partner may reallocate the adjusted items among each Holder or former Holder (as determined by the General Partner)
in accordance with the final resolution of such audit adjustment.
B.Section 704(c) Allocations. Notwithstanding Section 6.4A hereof, Tax Items with respect to Property that is contributed to the Partnership with an initial Gross Asset Value that varies from its basis in the hands of the contributing Partner immediately preceding the date of contribution shall be allocated among the Holders for income tax purposes pursuant to Regulations promulgated under Code
Section 704(c) so as to take into account such variation. The Partnership shall account for such variation under any method approved under Code Section 704(c) and the applicable Regulations as chosen by the
General Partner. In the event that the Gross Asset Value of any Partnership asset is adjusted pursuant to subsection (b) of the definition of “Gross Asset Value” (provided in Article 1 hereof), subsequent allocations of Tax Items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in a manner consistent with Code
Section 704(c) and the applicable Regulations and using the method chosen by the General Partner.
Allocations pursuant to this Section 6.4B are solely for purposes of federal, state and local income taxes and shall not affect, or in any way be taken into account in computing, any Partner’s Capital Account or share of Net Income, Net Loss, or any other items or distributions pursuant to any provision of this
Agreement.
ARTICLE 7MANAGEMENT AND OPERATIONS OF BUSINESS
Section 7.1Management.
A.Except as otherwise expressly provided in this Agreement, including any Partnership
Unit Designation, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. No General
Partner may be removed by the Partners, with or without cause, except with the Consent of the General
Partner, which it may give or withhold in its sole and absolute discretion. In addition to the powers now or hereafter granted to a general partner of a limited partnership under applicable law or that are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to the other provisions hereof including, without limitation, Section 3.2 and Section 7.3, and the rights of any
Holder of any Partnership Interest set forth in a Partnership Unit Designation, shall have full and exclusive power and authority, in its sole and absolute discretion, without the consent or approval of any
Limited Partner, to do or authorize all things deemed necessary or desirable by it to conduct the business and affairs of the Partnership and the General Partner, to exercise or direct the exercise of all of the powers of the Partnership under the Act and this Agreement and to effectuate the purposes of the
Partnership including, without limitation:
(1)the making of any expenditures, the lending or borrowing of money or selling of assets (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to the Holders in such amounts as will permit the
General Partner (so long as the General Partner qualifies as a REIT) (a) to prevent the imposition of any federal income tax on the General Partner (including, for this purpose, any excise tax pursuant to Code Section 4981), (b) to make distributions to its stockholders and (c) to make payments to any taxing authority sufficient to permit the General Partner to maintain its status as a REIT or otherwise to satisfy the REIT Requirements), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness
(including the securing of same by deed to secure debt, mortgage, deed of trust or other lien or encumbrance on the Partnership’s assets) and the incurring of any obligations that the General
Partner deems necessary for the conduct of the activities of the Partnership;
(2)the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the
Partnership;
(3)the taking of any and all acts necessary or prudent to ensure that the Partnership will not be classified as a “publicly traded partnership” under Code Section 7704;
(4)the acquisition, sale, transfer, exchange or other disposition of any, all or substantially all of the assets (including the goodwill) of the Partnership (including, but not limited to, the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Partnership) or the merger, consolidation, reorganization or other combination of the Partnership with or into another entity;
(5)the mortgage, pledge, encumbrance or hypothecation of any assets of the
Partnership, the assignment of any assets of the Partnership in trust for creditors or on the promise of the assignee to pay the debts of the Partnership, the use of the assets of the Partnership
(including, without limitation, cash on hand) for any purpose consistent with the terms of this
Agreement and on any terms that the General Partner sees fit, including, without limitation, the financing of the operations and activities of the General Partner, the Partnership or any of the
Partnership’s Subsidiaries, the lending of funds to other Persons (including, without limitation, the General Partner and/or the Partnership’s Subsidiaries) and the repayment of obligations of the
Partnership, its Subsidiaries and any other Person in which the Partnership has an equity investment, and the making of capital contributions to and equity investments in the Partnership’s
Subsidiaries;
(6)the management, operation, leasing, landscaping, repair, alteration, demolition, replacement or improvement of any Property;
(7)the negotiation, execution and performance of any contracts, including leases
(including ground leases), easements, management agreements, rights of way and other property-
related agreements, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership’s operations or the implementation of the General
Partner’s powers under this Agreement, including contracting with contractors, developers, consultants, governmental authorities, accountants, legal counsel, other professional advisors and other agents and the payment of their expenses and compensation, as applicable, out of the
Partnership’s assets;
(8)the distribution of Partnership cash or other Partnership assets in accordance with this Agreement, the holding, management, investment and reinvestment of cash and other assets of the Partnership, and the collection and receipt of revenues, rents and income of the Partnership;
(9)the selection and dismissal of employees of the Partnership (if any) or the
General Partner (if any) (including, without limitation, employees having titles or offices such as
“president,” “vice president,” “secretary” and “treasurer”), and agents, outside attorneys, accountants, consultants and contractors of the Partnership or the General Partner and the
determination of their compensation and other terms of employment or hiring;
(10)the maintenance of such insurance (including, without limitation, directors and officers insurance) for the benefit of the Partnership and the Partners (including, without limitation, the General Partner) as the General Partner deems necessary or appropriate;
(11)the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, limited liability companies, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in,

and the contributions of property to, any Subsidiary and any other Person in which the General
Partner has an equity investment from time to time); provided, however, that, as long as the
General Partner has determined to qualify as a REIT, the Partnership will not engage in any such formation, acquisition or contribution that would cause the General Partner to fail to qualify as a
REIT;
(12)the control of any matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment, of any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expense, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;
(13)the undertaking of any action in connection with the Partnership’s direct or indirect investment in any Subsidiary or any other Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons);
(14)the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as the General Partner may adopt;  provided, however, that such methods are otherwise consistent with the requirements of this Agreement;
(15)the enforcement of any rights against any Partner pursuant to representations, warranties, covenants and indemnities relating to such Partner’s contribution of property or assets to the Partnership;
(16)the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;
(17)the exercise of any of the powers of the General Partner enumerated in this
Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other
Person in which the Partnership has a direct or indirect interest, or jointly with any such
Subsidiary or other Person;
(18)the exercise of any of the powers of the General Partner enumerated in this
Agreement on behalf of any Person in which the Partnership does not have an interest, pursuant to contractual or other arrangements with such Person;
(19)the making, execution and delivery of any and all deeds, leases, notes, deeds to secure debt, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases, confessions of judgment or any other legal instruments or agreements in writing necessary or appropriate in the judgment of the General Partner for the accomplishment of any of the powers of the General Partner enumerated in this Agreement;
(20)the issuance of additional Partnership Units in connection with Capital
Contributions by Additional Limited Partners and additional Capital Contributions by Partners pursuant to Article 4 hereof;
(21)an election to dissolve the Partnership pursuant to Section 13.1B hereof;
(22)the distribution of cash to acquire Partnership Common Units held by a Limited
Partner in connection with a Redemption under Section 15.1 hereof;
(23)an election to require the General Partner to acquire Tendered Units in exchange for REIT Shares;

(24)any update to the books and records of the Partnership to reflect accurately at all times the Capital Contributions and Percentage Interests of the Partners as the same are adjusted from time to time to the extent necessary to reflect redemptions, Capital Contributions, the issuance of Partnership Units, the admission of any Additional Limited Partner or any Substituted
Limited Partner or otherwise, which update, notwithstanding anything in this Agreement to the contrary, shall not be deemed an amendment to this Agreement, as long as the matter or event being reflected in the books and records of the Partnership otherwise is authorized by this
Agreement; and
(25)the registration of any class of securities of the Partnership under the Securities
Act or the Exchange Act, and the listing of any securities of the Partnership on any exchange.
B.Each of the Limited Partners agrees that, except as provided in Section 7.3 hereof and subject to the rights of any Holder of any Partnership Interest set forth in a Partnership Unit Designation, the General Partner, in its sole and absolute discretion, is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership, and otherwise to exercise any power of the General Partner under this Agreement and the Act, without any further act, approval or vote of the Partners or any other Persons, notwithstanding any other provision of the Act or any applicable law, rule or regulation, and, in the absence of any specific corporate action on the part of the General
Partner to the contrary, the taking of any such action or the execution of any such document or writing by an officer of the General Partner, in the name and on behalf of the General Partner, in the General
Partner’s capacity as the general partner of the Partnership, shall conclusively evidence (1) the approval thereof by the General Partner, in its capacity as the general partner of the Partnership, (2) the General
Partner’s determination that such action, document or writing is necessary or desirable to conduct the business and affairs of the Partnership, exercise the powers of the Partnership under this Agreement and the Act or effectuate the purposes of the Partnership, or any other determination by the General Partner required by this Agreement in connection with the taking of such action or execution of such document or writing, (3) the authority of such officer with respect thereto, and (4) the authorization of such document or writing under this Agreement. The Partnership is hereby authorized to execute, deliver and perform, and the General Partner on behalf of the Partnership is hereby authorized to execute and deliver, an
Underwriting Agreement relating to the issuance and sale of common stock of the General Partner and all documents, agreements or certificates contemplated thereby or related thereto, all without any further act, vote or approval of any other Person notwithstanding any other provision of this Agreement. The foregoing authorization shall not be deemed a restriction on the powers of the General Partner to enter into other agreements on behalf of the Partnership.
C.At all times from and after the date hereof, the General Partner may cause the Partnership to obtain and maintain (i) casualty, liability and other insurance on the Properties and (ii) liability insurance for the Indemnitees hereunder.
D.At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain working capital and other reserves in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.
E.In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to (except as otherwise provided by this Agreement with respect to the qualification of the General Partner as a REIT), take into account the tax consequences to any Partner of any action taken (or not taken) by it. The General Partner and the Partnership shall not have liability to a Limited
Partner under any circumstances as a result of any income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner pursuant to its authority under this Agreement.
F.The determination as to any matter relating to the business and affairs of the Partnership, including the following matters, made by or at the direction of the General Partner consistent with this
Agreement and the Act, shall be final and conclusive and shall be binding upon the Partnership and every
Limited Partner and shall not constitute a breach of this Agreement, of any agreement contemplated herein or therein, or of any duty hereunder or otherwise existing at law, in equity or otherwise, including any fiduciary duty: the amount of assets at any time available for distribution or the redemption of
Partnership Common Units; the amount and timing of any distribution; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); the amount of any Partner’s Capital Account, Adjusted
Capital Account or Adjusted Capital Account Deficit; the amount of Net Income, Net Loss or
Depreciation for any period; the Gross Asset Value of any Partnership asset; the Value of any REIT
Share; the amount of the REIT Share Adjustment Factor at any time; any election, or failure to elect, to require the General Partner to acquire Tendered Units in exchange for REIT Shares; whether any acquisition of Tendered Units in exchange for REIT Shares would or might cause any Person to violate the REIT Share Ownership Limit; the REIT Shares Amount at any time; any interpretation of this
Agreement or the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or distributions, qualifications or terms or conditions of redemption of any class or series of Partnership Interest; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any asset owned or held by the Partnership or of any Partnership Interest;
the number of authorized or outstanding Units of any class or series; any matter relating to the acquisition, holding and disposition of any assets by the Partnership; or any other matter relating to the business and affairs of the Partnership or required or permitted by applicable law, this Agreement or otherwise to be determined by the General Partner.
Section 7.2Certificate of Limited Partnership.
To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, the
District of Columbia or any other jurisdiction, in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5A hereof, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner.
The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of Delaware and any other state, or the District of Columbia or other jurisdiction, in which the Partnership may elect to do business or own property.
Section 7.3Restrictions on General Partner’s Authority.
A.The General Partner may not take any action in contravention of an express prohibition or limitation of this Agreement without the Consent of the Limited Partners, and may not, without limitation perform any act that would subject a Limited Partner to liability as a general partner in any jurisdiction in which the Partnership is formed or does business  or any other liability except as provided herein or under the Act.
B.Except as provided in Section 7.3C hereof, the General Partner shall not, without the prior Consent of the Limited Partners, amend, modify or terminate this Agreement.
C.Notwithstanding Section 7.3B and 14.2 hereof but subject to the rights of any Holder of any Partnership Interest set forth in a Partnership Unit Designation, the General Partner shall have the power, without the consent of any Limited Partner or other Person, to amend this Agreement as may be required to facilitate or implement any of the following purposes:
(1)to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the
Limited Partners;

(2)to reflect the admission, substitution or withdrawal of Partners, a Transfer or any other redemption, conversion or purchase of any Partnership Interest, the termination of the
Partnership in accordance with this Agreement and to update the books and records of the
Partnership in connection with such admission, substitution, withdrawal, Transfer, adjustment or other event;
(3)to reflect a change that is of an inconsequential nature or does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;
(4)to set forth or amend the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications or terms or conditions of redemption of the Holders of any additional Partnership Interests issued pursuant to Article 4, including as contemplated by Section 4.2A and Section 5.5;
(5)to satisfy any requirements, conditions or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law;
(6)(a) to reflect such changes as are reasonably necessary for the General Partner to maintain its status as a REIT or to satisfy the REIT Requirements, or (b) to reflect the Transfer of all or any part of a Partnership Interest among the General Partner and any Disregarded Entity with respect to the General Partner;
(7)to modify either or both of the manner in which items of Net Income or Net Loss are allocated pursuant to Article 6 or the manner in which Capital Accounts are adjusted, computed, or maintained (but in each case only to the extent otherwise provided in this
Agreement and as may be permitted under applicable law);
(8)to reflect the issuance of additional Partnership Interests in accordance with
Section 4.2;
(9)to reflect any modification to this Agreement permitted by Section 4.4A or any other provision of this Agreement that authorizes the General Partner to make amendments without the consent of any other Person;
(10)to reflect any modification to this Agreement as is necessary or desirable (as determined by the General Partner in its sole and absolute discretion), including, without limitation, to the definition of “REIT Share Adjustment Factor,” to reflect the direct ownership of assets by the General Partner, as contemplated by Section 7.5;
(11)to reflect the creation or establishment of a series of the Partnership pursuant to
Section 17-218 of the Act and/or to terminate such series; and
(12)to reflect any other modification to this Agreement as is reasonably necessary for the business or operations of the Partnership or the General Partner and which does not violate
Section 7.3D.
D.Notwithstanding Sections  7.3B, 7.3C and 14.2 hereof, this Agreement shall not be amended, and no action may be taken by the General Partner, without the Consent of each Partner materially adversely affected thereby, if such amendment or action would (i) convert a Limited Partner
Interest in the Partnership into a General Partner Interest (except any Limited Partner Interest held by the
General Partner), (ii) adversely modify the limited liability of a Limited Partner, (iii) alter the rights of any Partner to receive the distributions to which such Partner is entitled pursuant to Article 5 or Section
13.2A(4) hereof, or alter the allocations specified in Article 6 hereof (except, in any case, as permitted pursuant to Sections 4.2, 4.4, 4.5, 5.5, 7.3C and Article 6 hereof), (iv) alter or modify the Redemption rights, Cash Amount or REIT Shares Amount as set forth in Section 15.1 hereof, or amend or modify any related definitions, or (v) amend this Section 7.3D. Any such amendment or action consented to by any
Partner shall be effective as to that Partner, notwithstanding the absence of such consent by any other
Partner. Further, no amendment may alter the restrictions on the General Partner’s powers expressly set forth elsewhere in this Agreement (including, without limitation, this Section 7.3) without the Consent specified therein.
Section 7.4Reimbursement of the General Partner.
A.The General Partner shall not be compensated for its services as a general partner or limited partner of the Partnership except as provided in this Agreement (including the provisions of
Articles 5 and 6 hereof regarding distributions, payments and allocations to which the General Partner may be entitled in its capacity as the General Partner or a Limited Partner, as applicable).
B.Subject to Sections 7.4D and 15.12 hereof, the Partnership shall be responsible for and shall pay all expenses relating to the Partnership’s and the General Partner’s organization and the ownership of each of their assets and operations. The General Partner is hereby authorized to cause the
Partnership to pay compensation for accounting, administrative, legal, technical, management and other services rendered to the Partnership. The Partnership shall be liable for, and shall reimburse the General
Partner on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all sums expended in connection with the Partnership’s business, including, without limitation, (i) expenses relating to the ownership of interests in and management and operation of the Partnership, (ii) compensation of officers and employees, including, without limitation, payments under future compensation plans of the General Partner or the Partnership that may provide for stock units, or phantom stock, pursuant to which employees, officers or directors of the General Partner or the
Partnership will receive payments based upon dividends on or the value of REIT Shares, (iii) director fees and expenses of the General Partner or its Affiliates, (iv) any expenses (other than the purchase price)
incurred by the General Partner in connection with the redemption or other repurchase of REIT Shares or
Capital Shares, and (v) all costs and expenses of the General Partner of being a public company, including, without limitation, costs of filings with the SEC, reports and other distributions to its stockholders; provided, however, that the amount of any reimbursement shall be reduced by any interest earned by the General Partner with respect to bank accounts or other instruments or accounts held by it on behalf of the Partnership. The Partners acknowledge that all such expenses of the General Partner are deemed to be for the benefit of the Partnership. Such reimbursements shall be in addition to any reimbursement of the General Partner as a result of indemnification pursuant to Section 7.7 hereof.
C.If the General Partner shall elect to purchase from its stockholders REIT Shares or
Capital Shares for the purpose of delivering such REIT Shares or Capital Shares to satisfy an obligation under any dividend reinvestment program adopted by the General Partner, any employee stock purchase plan adopted by the General Partner or any similar obligation or arrangement undertaken by the General
Partner in the future, in lieu of the treatment specified in Section 4.7B, the purchase price paid by the
General Partner for such REIT Shares or Capital Shares shall be considered expenses of the Partnership and shall be advanced to the General Partner or reimbursed to the General Partner, subject to the condition that: (1) if such REIT Shares subsequently are sold by the General Partner, the General Partner shall pay or cause to be paid to the Partnership any proceeds received by the General Partner for such
REIT Shares (which sales proceeds shall include the amount of dividends reinvested under any dividend reinvestment or similar program); and (2) if such REIT Shares are not retransferred by the General
Partner within thirty (30) days after the purchase thereof, or the General Partner otherwise determines not to retransfer such REIT Shares, the Partnership shall redeem from the General Partner a number of
Partnership Common Units determined in accordance with Section 4.7B, as adjusted, to the extent the
General Partner determines is necessary or advisable in its sole and absolute discretion, (x) pursuant to
Section 7.5 (in the event the General Partner acquires material assets, other than on behalf of the
Partnership) and (y) for stock dividends and distributions, stock splits and subdivisions, reverse stock splits and combinations, distributions of rights, warrants or options, and distributions of evidences of indebtedness or assets relating to assets not received by the General Partner pursuant to a pro rata distribution by the Partnership (in which case such advancement or reimbursement of expenses shall be treated as having been made as a distribution in redemption of such number of Partnership Units held by the General Partner).

D.To the extent practicable, Partnership expenses shall be billed directly to and paid by the
Partnership and, subject to Section 15.12 hereof, if and to the extent any reimbursements to the General
Partner or any of its Affiliates by the Partnership pursuant to this Section 7.4 constitute gross income to such Person (as opposed to the repayment of advances made by such Person on behalf of the Partnership), such amounts shall be treated as “guaranteed payments” within the meaning of Code Section 707(c) and shall not be treated as distributions for purposes of computing Capital Accounts.
Section 7.5Outside Activities of the General Partner.
Unless otherwise determined by the General Partner in its sole and absolute discretion, the
General Partner shall not directly or indirectly enter into or conduct any business, other than in connection with, (a) the ownership, acquisition and disposition of Partnership Interests, (b) the management of the business and affairs of the Partnership and its Affiliates, (c) the operation of the General Partner as a reporting company with a class (or classes) of securities registered under the Exchange Act, (d) the
General Partner’s operations as a REIT, (e) the offering (including public offerings and private placements), syndication, sale or issuance of stock, bonds, securities or other interests, (f) financing or refinancing of any type related to the Partnership or its assets or activities, and (g) such activities as are incidental to any of the foregoing; provided, however, that, except as otherwise provided herein, any funds raised by the General Partner pursuant to the preceding clauses (e) and (f) shall be made available to the Partnership, whether as Capital Contributions, loans or otherwise, as appropriate, and, provided, further, that the General Partner may, in its sole and absolute discretion, from time to time hold or acquire assets in its own name or otherwise other than through the Partnership so long as the General Partner takes commercially reasonable measures to ensure that the economic benefits and burdens of such
Property are otherwise vested in the Partnership, whether through assignment, mortgage loan or otherwise or, if it is not commercially reasonable to vest such economic interests in the Partnership, the General
Partner shall make such amendments to this Agreement, as the General Partner determines are necessary or desirable, including, without limitation, the definition of “REIT Share Adjustment Factor,” to reflect such activities and the direct ownership of assets by the General Partner. Nothing contained herein shall be deemed to prohibit the General Partner from executing guarantees of Partnership debt. Unless otherwise determined by the General Partner in its sole and absolute discretion, the General Partner and all Disregarded Entities with respect to the General Partner, taken as a group, shall not own any assets or take title to assets (other than temporarily in connection with an acquisition prior to contributing such assets to the Partnership) other than (i) interests in Disregarded Entities with respect to the General
Partner, (ii) Partnership Interests as the General Partner, (iii) a minority interest in any Subsidiary of the
Partnership that the General Partner holds to maintain such Subsidiary’s status as a partnership for federal income tax purposes or otherwise, and (iv) such cash and cash equivalents, bank accounts or similar instruments or accounts as such group deems reasonably necessary, taking into account Section 7.1D hereof and the requirements necessary for the General Partner to qualify as a REIT and for the General
Partner to carry out its responsibilities contemplated under this Agreement and the Charter. Any Limited
Partner Interests acquired by the General Partner, shall be automatically converted into a General Partner
Interest comprised of an identical number of Partnership Units with the same terms as the class or series so acquired. Any Affiliates of the General Partner may acquire Limited Partner Interests and shall, except as expressly provided in this Agreement, be entitled to exercise all rights of a Limited Partner relating to such Limited Partner Interests.
Section 7.6Transactions with Affiliates.
A.The Partnership may lend or contribute funds to, and borrow funds from, Persons in which the Partnership has an equity investment and Persons who own equity or other interests in the
Partnership (including the General Partner), and such Persons may borrow funds from, and lend or contribute funds to, the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Person.
B.The Partnership may transfer assets to joint ventures, limited liability companies, partnerships, corporations, business trusts, statutory trusts or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this
Agreement and applicable law.
C.The General Partner and its Affiliates may sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, on terms and conditions established by the General Partner in its sole and absolute discretion.
D.The General Partner, in its sole and absolute discretion and without the approval of any of the Partners or any other Persons, may propose and adopt (on behalf of the Partnership) employee benefit plans funded by the Partnership for the benefit of directors, officers, employees or agents of  the General
Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the General Partner, the Partnership or any of the Partnership’s Subsidiaries.
Section 7.7Indemnification.
A.To the fullest extent permitted by applicable law, the Partnership shall indemnify each
Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses
(including, without limitation, reasonable attorney’s fees and other reasonable legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, whether by or in the right of the
Partnership or otherwise that relate to the operations of the Partnership (“Actions”) as set forth in this
Agreement in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise; provided, however, that the Partnership shall not indemnify an Indemnitee (i) if the act or omission of the Indemnitee was material to the matter giving rise to the Action and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) in the case of any criminal proceeding, if the Indemnitee had reasonable cause to believe that the act or omission was unlawful; or
(iii) for any loss resulting from any transaction for which such Indemnitee actually received an improper personal benefit in money, property or services in violation or breach of any provision of this Agreement;
and provided, further, that no payments pursuant to this Agreement shall be made by the Partnership
(x) to indemnify or advance funds to any Indemnitee with respect to any Action initiated or brought voluntarily by such Indemnitee (and not by way of defense) unless (I) approved or authorized by the
General Partner or (II) incurred to establish or enforce such Indemnitee’s right to indemnification under this Agreement or (y) to indemnify an Indemnitee in connection with one or more claims or Actions involving such Indemnitee if such Indemnitee is found liable to the Partnership with respect to such claim or Action. If Indemnitee is entitled to indemnification hereunder with respect to one or more but less than all claims, issues or matters in any Action, the Partnership shall provide indemnification hereunder in connection with each such claim, issue or matter, allocated on a reasonable and proportionate basis.
Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise, for any indebtedness of the Partnership or any Subsidiary of the
Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, in its sole and absolute discretion on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. It is the intention of this Section 7.7A that the
Partnership indemnify each Indemnitee to the fullest extent permitted by law and this Agreement. The termination of any proceeding by judgment, order or settlement does not create a presumption that the
Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7A. The termination of any proceeding by conviction of an Indemnitee or upon a plea of  nolo contendere  or its equivalent by an Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, does not create a presumption that such Indemnitee acted in a manner contrary to that specified in this Section
7.7A with respect to the subject matter of such proceeding. Any indemnification pursuant to this Section
7.7 shall be made only out of the assets of the Partnership, and neither the General Partner nor any other
Holder shall have any obligation to pay or otherwise satisfy such indemnification obligation or to contribute to the capital of the Partnership or otherwise provide funds to enable the Partnership to fund its obligations under this Section 7.7.
B.To the fullest extent permitted by law, expenses incurred by an Indemnitee who is a party to a proceeding or otherwise subject to or the focus of or is involved in any Action shall be paid or reimbursed by the Partnership as incurred by the Indemnitee in advance of the final disposition of the
Action upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in Section 7.7A has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.
C.The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any
Consent of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee unless otherwise provided in a written agreement with such Indemnitee or in the writing pursuant to which such Indemnitee is indemnified.
D.The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of any of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership’s activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.
E.Any liabilities which an Indemnitee incurs as a result of acting on behalf of the
Partnership or the General Partner (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan or any related trust or funding mechanism
(whether such liabilities are in the form of excise taxes assessed by the IRS, penalties assessed by the U.S.
Department of Labor, restitutions to such a plan or trust or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise) shall be treated as liabilities or judgments or fines under this Section 7.7, unless such liabilities arise as a result of (i) an act or omission of such Indemnitee that was material to the matter giving rise to the Action and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) in the case of any criminal proceeding, an act or omission that such Indemnitee had reasonable cause to believe was unlawful, or (iii) any transaction in which such Indemnitee actually received an improper personal benefit in violation or breach of any provision of this Agreement.
F.In no event may an Indemnitee subject any of the Holders to personal liability by reason of the indemnification provisions set forth in this Agreement.
G.An Indemnitee shall not be denied indemnification in whole or in part under this Section
7.7 because the Indemnitee had an interest (including a conflicted interest) in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this
Agreement.
H.The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Partnership’s liability to any
Indemnitee under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

I.It is the intent of the parties that any amounts paid by the Partnership to the General
Partner pursuant to this Section 7.7 shall be treated as “guaranteed payments” within the meaning of Code
Section 707(c) and shall not be treated as distributions for purposes of computing Capital Accounts.
Section 7.8Liability of the General Partner and its Affiliates.
A.To the fullest extent permitted by law: (i) Each of the General Partner and its officers, directors, members and managers, and any other Indemnitee, is acting for the benefit not only of the
Partnership and the Partners, but also the General Partner’s stockholders, collectively; (ii) in the event of a conflict between the interests of the Partnership or any Partner, on the one hand, and the separate interests of the General Partner or its stockholders, on the other hand, the General Partner and its officers, directors, members and managers, and any other Indemnitees, are under no obligation and have no duty
(fiduciary or otherwise) not to give priority to the separate interests of the General Partner or its stockholders of the General Partner, and may give priority to the separate interests of the General Partner or its stockholders, in a manner that is adverse to the Partnership and its Partners, and any action or failure to act on the part of the General Partner or its officers and directors, or any other Indemnitees, that gives priority to the separate interests of the General Partner or its stockholders, does not violate any duty hereunder or otherwise owed by the General Partner or its officers, directors, members or managers, or any other Indemnitees, to the Partnership and/or the Partners or any other Person bound by this
Agreement; and (iii) none of the General Partner or its officers, directors, members or managers, or any other Indemnitee, shall be liable to the Partnership or to any Partner or any other Person bound by this
Agreement for monetary damages for losses sustained, liabilities incurred or benefits not derived by the
Partnership or any Partner in connection with such decisions, except for liability for acts of the General
Partner committed in bad faith or resulting from the active and deliberate dishonesty of the General
Partner. In furtherance and not in limitation of the foregoing, to the fullest extent permitted by law and notwithstanding any other provision of this Agreement or any other agreement contemplated herein or applicable provisions of law or equity or otherwise, whenever a conflict arises between the interests of the
General Partner or its stockholders, on one hand, and any Limited Partner, on the other hand, the General
Partner will endeavor in good faith to resolve the conflict in a manner not adverse to the General Partner or its stockholders or any Limited Partner; provided, however, that for so long as the General Partner owns a controlling interest in the Partnership, any conflict that cannot be resolved in a manner not adverse to the General Partner or its stockholders and any Limited Partner shall be resolved in favor of the
General Partner or its stockholders, as the case may be, and any action taken by the General Partner or any other Indemnitee in connection with any such conflict of interests shall not constitute a breach of this
Agreement or any duty at law, in equity or otherwise.  Any benefit received by any Indemnitee as a result of any transaction that does not violate this Section 7.8A shall not be deemed to be an “improper”
personal benefit for purposes of Section 7.7, Section 7.8 and Section 8.1.
B.Subject to its obligations and duties as General Partner set forth in this Agreement and applicable law, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its employees or agents (subject to the supervision and control of the General Partner). The General Partner shall not be liable to the Partnership or any Partner for any misconduct or negligence on the part of any such employee or agent appointed by it in good faith.  The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters that the General Partner believes to be within such Person’s professional or expert competence shall be conclusively presumed to have been taken or omitted to be taken in good faith and shall not constitute a breach of any duty (including any fiduciary duty) or obligation arising at law or in equity or under this Agreement.
C.Any obligation or liability whatsoever of the General Partner or the Partnership which may arise at any time under this Agreement or any other instrument, transaction, or undertaking contemplated hereby shall be satisfied, if at all, out of the assets of the General Partner or the Partnership only. To the fullest extent permitted by law, no such obligation or liability shall be personally binding upon, nor shall resort for the enforcement thereof be had to, any of the General Partner’s directors, officers, stockholders, employees or agents, regardless of whether such obligation or liability is in the nature of contract, tort or otherwise. Notwithstanding anything to the contrary set forth in this Agreement,

none of the directors, officers, stockholders, employees or agents, including any Indemnitee, shall be liable or accountable in damages or otherwise to the Partnership, any Partners, or any other Person bound by this Agreement for losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law or of any act or omission, except for any such losses sustained, liabilities incurred or benefits not derived as a result of (i) an act or omission on the part of such Person that was committed in bad faith or was the result of active and deliberate dishonesty; (ii) in the case of any criminal proceeding, an act or omission on the part of such Person that such Person had reasonable cause to believe was unlawful; or (iii) for any loss resulting from any transaction for which such Person actually received an improper personal benefit in money, property or services in violation or breach of any provision of this Agreement.
D.Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the liability of the General Partner or of the directors, officers, stockholders, employees or agents of the General Partner, or the Indemnitees, to the Partnership, the Partners or any other Person bound by this Agreement under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.
E.Notwithstanding anything herein to the contrary, except for liabilities resulting from (i)
an act or omission on the part of such Partner that was committed in bad faith or was the result of active and deliberate dishonesty; (ii) in the case of any criminal proceeding, an act or omission on the part of such Partner that such Partner had reasonable cause to believe was unlawful; or (iii)  any transaction for which such Partner actually received an improper personal benefit in money, property or services in violation or breach of any provision of this Agreement, or pursuant to any express indemnities given to the Partnership by any Partner pursuant to any other written instrument to the fullest extent permitted by law, no Partner shall have any personal liability whatsoever, to the Partnership or to the other Partners or to any other Person bound by this Agreement, including any damages arising out of the breach of any such Partner’s fiduciary duties as such duties may have been modified by this Agreement. Without limitation of the foregoing, no property or assets of such Partner, other than its interest in the Partnership, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment
(or other judicial process) in favor of any other Partner(s) or any other Person bound by this Agreement and arising out of, or in connection with, this Agreement. This Agreement is executed by the officers of the General Partner, in the name and on behalf of the General Partner, solely as officers of the General
Partner, and not in their own individual capacities.
F.To the extent that, at law or in equity, the General Partner or any other Indemnitee, has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or the Limited
Partners, none of the General Partner or any other Indemnitee, shall be liable to the Partnership or to any
Partner for its good faith reliance on the provisions of this Agreement. Notwithstanding anything to the contrary set forth in this Agreement or any otherwise applicable provision of law or in equity, neither the
General Partner nor any other Indemnitee shall have any fiduciary duties, or, to the fullest extent permitted by law, except to the extent expressly provided in this Agreement, other duties, obligations or liabilities, to the Partnership, any Limited Partner or any other Person who has acquired an interest in a
Partnership Interest, and, to the fullest extent permitted by law, the General Partner and the other
Indemnitees shall only be subject to any contractual standards imposed and existing under this
Agreement.
G.To the fullest extent permitted by law and notwithstanding any other provision of this
Agreement or any other agreement contemplated herein or applicable provisions of law or equity or otherwise, whenever in this Agreement any Person is permitted or required to make a decision (i) in its
“sole and absolute discretion,” “sole discretion”, “discretion”, “at its election” or under a grant of similar authority or latitude, such Person shall be entitled to consider only such interests and factors as it desires, including its own interests, shall have no duty or obligation to give any consideration to any interest or factors affecting the Partnership, the Partners, or any other Person bound by this Agreement, and shall be entitled to act in a manner adverse to the interests of the Partnership, the Partners or any other Person bound by this Agreement, or (ii) in its “good faith” or under another expressed standard, such Person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise. If any question should arise with respect to the operation of the Partnership, which is not otherwise specifically provided for in this Agreement or the Act, or with respect to the interpretation of this Agreement, the General Partner is hereby authorized to make a final determination with respect to any such question and to interpret this Agreement in such a manner as it shall deem, in its sole discretion, to be fair and equitable, and its determination and interpretations so made shall be final and binding on all parties and shall not constitute a breach of this Agreement, of any agreement contemplated herein or therein, or of any duty existing at law, in equity or otherwise, including any fiduciary duty.
H.To the fullest extent permitted by applicable law, no Indemnitee shall be liable to the
Partnership, any Partner or any other Person bound by this Agreement for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnitee in good faith on behalf of the Partnership and in a manner reasonably believed to be within the scope of the authority conferred on such Indemnitee by this Agreement, except that an Indemnitee shall be liable for any such loss, damage or claim incurred if: (i) such act or omission was committed in bad faith or was the result of active and deliberate dishonesty; (ii) in the case of any criminal proceeding, if such Indemnitee had reasonable cause to believe that such act or omission was unlawful; or (iii) such loss, damage or claim incurred resulted from any transaction for which such Indemnitee actually received an improper personal benefit in money, property or services in violation or breach of any provision of this Agreement.
I.Notwithstanding anything to the contrary in this agreement, it is understood and/or agreed that the term “good faith” as used in this agreement shall, in each case, mean “subjective good faith” as understood and interpreted under Delaware law; provided, however, that for the avoidance of doubt, any resolution of a conflict of interest between the General Partner or the interests of stockholders of the General Partner, on the one hand, and the Partnership or any Limited Partner on the other hand, in a manner favorable to the General Partner or the interests of the stockholders of the General Partner shall not be deemed a violation of such "subjective good faith" standard.
Section 7.9Other Matters Concerning the General Partner.
A.The General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.
B.The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any duly authorized agents or a duly appointed attorney or attorneys-in-fact.
Each such agent or attorney shall, to the extent authorized by the General Partner, have full power and authority to do and perform all and every act and duty that is permitted or required to be done by the
General Partner hereunder.
C.Notwithstanding any other provision of this Agreement or the Act, any action of the
General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to qualify as a REIT (ii) for the
General Partner otherwise to satisfy the REIT Requirements, (iii) for the General Partner to avoid incurring any taxes under Code Section 857 or Code Section 4981, or (iv) for any General Partner
Affiliate to qualify as a “qualified REIT subsidiary” (within the meaning of Code Section 856(i)(2)), is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners and each other Person bound by this Agreement and shall not constitute a breach of this Agreement, of any agreement contemplated herein or therein, or of any duty existing at law, in equity or otherwise, including any fiduciary duty.
Section 7.10Title to Partnership Assets.
Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively with other Partners or Persons, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the
General Partner, or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner, or any nominee or Affiliate of the General
Partner, shall be held by the General Partner or such nominee or Affiliate for the use and benefit of the
Partnership in accordance with the provisions of this Agreement; provided, however, that the General
Partner shall use its commercially reasonable efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.
Section 7.11Reliance by Third Parties.
Notwithstanding anything to the contrary in this Agreement, any Person dealing with the
Partnership shall be entitled to assume that the General Partner has full power and authority, without the consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership, and such Person shall be entitled to deal with the General
Partner as if it were the Partnership’s sole party in interest, both legally and beneficially. To the fullest extent permitted by law, each Limited Partner and each other Person bound by this Agreement hereby waives any and all claims, defenses or other remedies that may be available to such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expediency of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.
ARTICLE 8RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS
Section 8.1Limitation of Liability.
No Limited Partner shall have any liability under this Agreement except for liability resulting from: (i) an act or omission on the part of such Limited Partner that was committed in bad faith or was the result of active and deliberate dishonesty; (ii) in the case of any criminal proceeding, an act or omission that such Limited Partner had reasonable cause to believe was unlawful; or (iii)  any transaction for which such Limited Partner actually received an improper personal benefit in money, property or services in violation or breach of any provision of this Agreement, or as expressly provided in this Agreement
(including, without limitation, Section 10.4 hereof) or under the Act.
Section 8.2Management of Business.
No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any member, manager, employee, partner or agent of the General Partner or the Partnership, in their capacity as such) shall take part in, or, solely by virtue of this Agreement, have any liability in respect of, the operations, management or control (within the meaning of the Act) of the Partnership’s business, transact any business in the Partnership’s name or have the power to sign documents for or otherwise bind the
Partnership. The transaction of any such business by the General Partner, or any member, manager or agent of the General Partner, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.
Section 8.3Outside Activities of Limited Partners.
To the fullest extent permitted by law and notwithstanding any other provision of this Agreement or any other agreement contemplated herein or applicable provisions of law or equity or otherwise, subject to any agreements entered into pursuant to Section 7.6 hereof and any other agreements entered into by a Limited Partner or any of its Affiliates with the General Partner, the Partnership or a Subsidiary of the Partnership (including, without limitation, any employment agreement), any Limited Partner and any Assignee, officer, director, employee, agent, trustee, Affiliate, member or stockholder of any Limited
Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct or indirect competition with the Partnership or that are enhanced by the activities of the Partnership. To the fullest extent permitted by law and notwithstanding any other provision of this Agreement or any other agreement contemplated herein or applicable provisions of law or equity or otherwise, neither the
Partnership nor any Partner shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. Subject to such agreements, none of the Limited Partners nor any other
Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person (other than the General Partner, to the extent expressly provided herein), and such Person shall have no obligation pursuant to this Agreement, subject to Section
7.6 hereof and any other agreements entered into by a Limited Partner or its Affiliates with the General
Partner, the Partnership or a Subsidiary of the Partnership, to offer any interest in any such business ventures to the Partnership, any Limited Partner, or any such other Person, even if such opportunity is of a character that, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person. Notwithstanding any other provision of this Agreement, or any other agreement contemplated herein or applicable provisions of law or equity or otherwise, to the fullest extent permitted by law, including without limitation Section 7.1A and Section 7.6, one or more Affiliates of the General
Partner may own membership interests or similar equity interests in one or more Subsidiaries of the
Partnership.
Section 8.4Return of Capital.
Except pursuant to the rights of Redemption set forth in Section 15.1 hereof or in any Partnership
Unit Designation, no Limited Partner shall be entitled to the withdrawal or return of its Capital
Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except to the extent provided in Article 5 and Article 6 hereof or otherwise expressly provided in this Agreement or in any Partnership Unit Designation, no Limited
Partner or Assignee shall have priority over any other Limited Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions.
Section 8.5Rights of Limited Partners Relating to the Partnership.
A.Except as limited by Section 8.5C hereof, the General Partner shall deliver to each
Limited Partner a copy of any information mailed or electronically delivered to all of the common stockholders of the General Partner as soon as practicable after such mailing.

B.The Partnership shall notify any Limited Partner that is a Qualifying Party, on request, of the then current REIT Share Adjustment Factor and any change made to the REIT Share Adjustment
Factor shall be set forth in the quarterly report required by Section 9.3B hereof immediately following the date any such change becomes effective.
C.Notwithstanding any other provision of this Section 8.5, the General Partner may keep confidential from the Limited Partners (or any of them), for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General
Partner believes to be in the nature of trade secrets or other information the disclosure of which the
General Partner in good faith believes is not in the best interests of the Partnership or the General Partner or (ii) the Partnership or the General Partner is required by law or by agreement to keep confidential.
D.Upon written request by any Limited Partner, the General Partner shall cause the ownership of Partnership Interests by such Limited Partner to be evidenced by a certificate in such form as the General Partner may determine with respect to any class of Partnership Interests issued from time to time under this Agreement. Any officer of the General Partner may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Partnership alleged to have been lost, destroyed, stolen or mutilated, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, destroyed, stolen or mutilated. Unless otherwise determined by an officer of the General Partner, the owner of such lost, destroyed, stolen or mutilated certificate or certificates, or his or her legal representative, shall be required, as a condition precedent to the issuance of a new certificate or certificates, to give the Partnership a bond in such sum as the General Partner may direct as indemnity against any claim that may be made against the Partnership.
Section 8.6Partnership Right to Call Limited Partner Interests.
Notwithstanding any other provision of this Agreement, on and after the date on which the aggregate Percentage Interests of the Limited Partners (other than any Limited Partner that is an Affiliate of Blackstone Inc.) are less than one percent (1%), the Partnership shall have the right, but not the obligation, from time to time and at any time to redeem any and all outstanding Limited Partner Interests
(other than the Limited Partner Interests of any Affiliate of Blackstone Inc.) by treating any such Limited
Partner as a Tendering Party who has delivered a Notice of Redemption pursuant to Section 15.1 hereof for the amount of Partnership Common Units to be specified by the General Partner, in its sole and absolute discretion, by notice to such Limited Partner that the Partnership has elected to exercise its rights under this Section 8.6. Such notice given by the General Partner to a Limited Partner pursuant to this
Section 8.6 shall be treated as if it were a Notice of Redemption delivered to the General Partner by such
Limited Partner. For purposes of this Section 8.6, (a) any Limited Partner (whether or not otherwise a
Qualifying Party) may, in the General Partner’s sole and absolute discretion, be treated as a Qualifying
Party that is a Tendering Party and (b) the provisions of Section 15.1F(2) and Section 15.1F(3) hereof shall not apply, but the remainder of Section 15.1 hereof shall apply, mutatis mutandis.
ARTICLE 9BOOKS, RECORDS, ACCOUNTING AND REPORTS
Section 9.1Records and Accounting.
A.The General Partner shall keep or cause to be kept at the principal place of business of the
Partnership those records and documents, if any, required to be maintained by the Act and any other books and records deemed by the General Partner to be appropriate with respect to the Partnership’s business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 8.5A, Section
9.3 or Article 13 hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on any information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time.

B.The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles, or on such other basis as the General Partner determines to be necessary or appropriate. To the extent permitted by sound accounting practices and principles, the Partnership and the General Partner may operate with integrated or consolidated accounting records, operations and principles.
Section 9.2Partnership Year.
For purposes of this Agreement, “Partnership Year” means the fiscal year of the Partnership, which shall be the same as the tax year of the Partnership. The tax year shall be the calendar year unless otherwise required by the Code.
Section 9.3Reports.
A.As soon as practicable, but in no event later than the date on which the General Partner is required to file its annual report on Form 10-K with the SEC with respect to each Partnership Year, the
General Partner shall cause to be mailed or electronically delivered to each Limited Partner of record as of the close of the Partnership Year, financial statements of the Partnership, or of the General Partner if such statements are prepared on a consolidated basis with the General Partner for such Partnership Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner.
B.As soon as practicable, but in no event later than the date on which the General Partner is required to file its quarterly report on Form 10-Q with the SEC with respect to each calendar quarter
(except the last calendar quarter of each year), the General Partner shall cause to be mailed or electronically delivered to each Limited Partner of record as of the last day of the calendar quarter, a report containing unaudited financial statements of the Partnership for such calendar quarter, or of the
General Partner if such statements are prepared on a consolidated basis with the General Partner, and such other information as may be required by applicable law or regulation or as the General Partner determines to be appropriate.
C.The General Partner shall have satisfied its obligations under Section 9.3A and Section
9.3B by posting or making available the reports required by this Section 9.3 on the website maintained from time to time by the Partnership or the General Partner, provided that such reports are able to be printed or downloaded from such website.
D.At the request of any Limited Partner, for any purpose reasonably related to such Limited
Partner’s interest in the Partnership, the General Partner shall, subject to Section 17-305(b) of the Act, provide access to the books, records and work papers upon which the reports required by this Section 9.3 are based, to the extent required by the Act.
ARTICLE 10TAX MATTERS
Section 10.1Preparation of Tax Returns.
The General Partner shall arrange for the preparation and timely filing of all returns with respect to Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within ninety (90) days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax and any other tax reporting purposes. The Limited Partners shall promptly provide the
General Partner with such information as is readily available to the Limited Partners, including tax basis and other relevant information, as may be reasonably requested by the General Partner from time to time.
Each Limited Partner shall, including any time after such Partner ceases to be a Partner, file its income tax returns in a manner consistent with the tax information provided to them by the Partnership.

Section 10.2Tax Elections.
Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code, including, but not limited to, the elections under Code Sections 754 and 6226. The General Partner shall have the right to seek to revoke any such election (including, without limitation, any election under Code Section 754) upon the General
Partner’s determination in its sole and absolute discretion.
Section 10.3Partnership Representative.
A.The General Partner shall appoint or act as the “partnership representative” within the meaning of Code Section 6223(a) and the U.S. Bipartisan Budget Act of 2015  (and any comparable role under any corresponding state, local or non-U.S. law) of the Partnership and may designate a “designated individual” under such provisions (in each such capacity, the “Partnership Representative”). The
Partnership Representative shall receive no compensation for its services in its capacity as such. All third-
party costs and expenses incurred by the Partnership Representative in performing its duties as such
(including legal and accounting fees and expenses) shall be borne by the Partnership in addition to any reimbursement pursuant to Section 7.4 hereof. Nothing herein shall be construed to restrict the
Partnership from engaging an accounting firm to assist the Partnership Representative in discharging its duties hereunder.
B.The Partnership Representative shall have all of the rights, duties, powers and obligations provided for under applicable law and is authorized, but not required:
(1)in the event that a notice of a final partnership adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a “Final Adjustment”)
is mailed to the Partnership Representative, to seek judicial review of such Final Adjustment, including the filing of a petition for readjustment with the United States Tax Court or the United
States Court of Federal Claims, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership’s principal place of business is located;
(2)to intervene in any action brought by any other Partner for judicial review of a final adjustment;
(3)to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;
(4)to enter into an agreement with the IRS to extend the period for assessing any tax that is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and
(5)to take any other action on behalf of the Partners or any of them in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.
The taking of any action and the incurring of any expense by the Partnership Representative in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the Partnership Representative and the provisions relating to indemnification of the
General Partner set forth in Section 7.7 hereof shall be fully applicable to the Partnership Representative in its capacity as such.
Each Partner shall, including any time after such ceases to be a Partner, take all actions requested by the Partnership Representative in connection with implementing any elections or decisions made by the Partnership Representative related to any tax audit or examination of the Partnership (including to implement any modifications to any imputed underpayment or similar amount under Code
Section 6225(c), any elections under Code Sections 6221 or 6226 and any administrative adjustment request under Code Section 6227).
Section 10.4Withholding.
Each Holder hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Holder any amount of federal, state, local or foreign taxes that the General Partner determines, in its sole and absolute discretion, the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Holder pursuant to this Agreement or as a result of a
Holder’s participation in the Partnership, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Code Section 1441, Code Section 1442, Code Section 1445, Code
Section 1446, or Code Section 6226 (a “Tax Advance”). Any amount withheld with respect to a Holder pursuant to this Section 10.4 shall be treated as paid or distributed, as applicable, to such Holder for all purposes under this Agreement. Any amount paid on behalf of or with respect to a Holder, in excess of any such withheld amount, shall constitute a loan by the Partnership to such Holder, which loan shall be repaid by such Holder within thirty (30) days after the affected Holder receives written notice from the
General Partner that such payment must be made, provided that the Holder shall not be required to repay such deemed loan if either (i) the Partnership withholds such payment from a distribution that would otherwise be made to the Holder or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the funds of the Partnership that would, but for such payment, be distributed to the Holder. Any amounts payable by a Holder hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal (but not higher than the maximum lawful rate) from the date such amount is due (i.e., thirty (30) days after the Holder receives written notice of such amount) until such amount is paid in full. Each Holder hereby agrees to indemnify and hold harmless the Partnership and the General
Partner and each other Holder from and against any liability, claim or expense with respect to any Tax
Advance paid, withheld or required to be withheld on behalf of or with respect to such Holder.  In the event the Partnership is liquidated and a liability or claim is asserted against, or expense borne by, the
General Partner or any Holder for any Tax Advance, the Partnership shall have the right to be reimbursed from the Holder or any former Holder on whose behalf such withholding or tax payment was made or required to be made. The obligations of a Holder set forth in this Section 10.4 shall survive the withdrawal of any Holder from the Partnership or any Transfer of a Holder’s Partnership Interest.
Section 10.5Organizational Expenses.
The General Partner may cause the Partnership to elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a 180-month period as provided in Section 709 of the Code.
Section 10.6Treatment of Partnership as Disregarded Entity.
Notwithstanding anything to the contrary in this Agreement, if the Partnership is treated as a
Disregarded Entity with respect to the General Partner during any period, then the other provisions of this
Agreement shall be applied (or not applied) in a manner consistent with such treatment with respect to such period, as determined by the General Partner in its sole and absolute discretion. In the event of any conflict between this Section 10.6 and any other provision of this Agreement, this Section 10.6 shall control.

ARTICLE 11PARTNER TRANSFERS AND WITHDRAWALS
Section 11.1Transfer.
A.To the fullest extent permitted by law, no part of the interest of a Partner shall be subject to the claims of any creditor, to any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this
Agreement.
B.No Partnership Interest shall be Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 11. To the fullest extent permitted by law, any
Transfer or purported Transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void ab initio.
C.No Transfer of any Partnership Interest may be made to a lender to the Partnership or any
Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the
Partnership whose loan constitutes a Nonrecourse Liability, without the Consent of the General Partner;
provided, however, that, as a condition to such Consent, the lender may be required to enter into an arrangement with the Partnership and the General Partner to redeem or exchange for the REIT Shares
Amount any Partnership Units in which a security interest is held by such lender simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code (provided that, for purpose of calculating the
REIT Shares Amount in this Section 11.1C, “Tendered Units” means all such Partnership Units in which a security interest is held by such lender).
Section 11.2Transfer of General Partner’s Partnership Interest.
A.Subject to the rights of any Holder of any Partnership Interest set forth in a Partnership
Unit Designation, the General Partner may not Transfer all or any portion of its Partnership Interest
(whether by sale, disposition, statutory merger or consolidation, liquidation or otherwise) without the
Consent of the Limited Partners (but may do so with the Consent of the Limited Partners). It is a condition to any Transfer of a Partnership Interest of a General Partner otherwise permitted hereunder that: (i) coincident with such Transfer, the transferee is admitted as a General Partner pursuant to Section
12.1 hereof; (ii) the transferee assumes, by operation of law or express agreement, all of the obligations of the transferor General Partner under this Agreement with respect to such Transferred Partnership Interest;
and (iii) the transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this
Agreement with respect to the Partnership Interest so acquired and the admission of such transferee as a
General Partner.
B.Certain Transactions of the General Partner. Subject to the rights of any Holder of any
Partnership Interest set forth in a Partnership Unit Designation, the General Partner may, without the consent of any Limited Partner or other Person, Transfer all of its Partnership Interest in connection with
(a) a merger, consolidation or other combination of its assets with another entity, (b) a sale of all or substantially all of the General Partner’s assets not in the ordinary course of the Partnership’s business or
(c) a reclassification, recapitalization or change of any outstanding equity interests of the General Partner
(each, a “Termination Transaction”) only if:
(i)in connection with such Termination Transaction, all of the Limited Partners will receive, or will have the right to elect to receive, for each Partnership Common Unit an amount of cash, securities or other property equal to the product of the REIT Share Adjustment Factor and the greatest amount of cash, securities or other property paid to a holder of one REIT Share in consideration of one REIT Share pursuant to the terms of such Termination Transaction;
provided, that if, in connection with such Termination Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of the outstanding REIT
Shares, each holder of Partnership Common Units shall receive, or shall have the right to elect to receive, the greatest amount of cash, securities or other property which such holder of Partnership
Common Units would have received had it exercised its right to Redemption pursuant to Article

15 hereof and received REIT Shares in exchange for its Partnership Common Units immediately prior to the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer and then such Termination Transaction were consummated; or
(ii)all of the following conditions are met: (w) substantially all of the assets directly or indirectly owned by the surviving entity are owned directly or indirectly by the Partnership or another limited partnership or limited liability company which is the survivor of a merger, consolidation or combination of assets with the Partnership (in each case, the “Surviving
Partnership”); (x) the Limited Partners that held Partnership Common Units immediately prior to the consummation of such Termination Transaction own a percentage interest of the Surviving
Partnership based on the relative fair market value of the net assets of the Partnership and the other net assets of the Surviving Partnership immediately prior to the consummation of such transaction; (y) the rights, preferences and privileges in the Surviving Partnership of such Limited
Partners are at least as favorable as those in effect with respect to the Partnership Common Units immediately prior to the consummation of such transaction and as those applicable to any other limited partners or non-managing members of the Surviving Partnership; and (z) the rights of such Limited Partners include at least one of the following: (a) the right to redeem their interests in the Surviving Partnership for the consideration available to such persons pursuant to Section
11.2B(i) or (b) the right to redeem their interests in the Surviving Partnership for cash on terms substantially equivalent to those in effect with respect to their Partnership Common Units immediately prior to the consummation of such transaction, or, if the ultimate controlling person of the Surviving Partnership has publicly traded common equity securities, such common equity securities, with an exchange ratio based on the determination of relative fair market value of such securities and the REIT Shares.
In connection with any transaction permitted by this Section 11.2B, the relative fair market values shall be reasonably determined by the General Partner as of the time of such transaction and, to the extent applicable, shall be no less favorable to the Limited Partners than the relative values reflected in the terms of such transaction.
C.Notwithstanding the other provisions of this Article 11 (other than Section 11.6D hereof), the General Partner may Transfer all of its Partnership Interests at any time to any Person that is, at the time of such Transfer an Affiliate of the General Partner, including any “qualified REIT subsidiary” (within the meaning of Code Section 856(i)(2)), without the Consent of any Limited Partners.
The provisions of Section 11.2B, 11.3, 11.4A and 11.5 hereof shall not apply to any Transfer permitted by this Section 11.2C.
D.Except in connection with Transfers permitted in this Article 11 and as otherwise provided in Section 12.1 in connection with the Transfer of the General Partner’s entire Partnership
Interest, the General Partner may not voluntarily withdraw as a general partner of the Partnership without the Consent of the Limited Partners.
Section 11.3Limited Partners’ Rights to Transfer.
A.General. Prior to the end of the applicable Restricted Period and except as provided in
Section 11.1C hereof, no Limited Partner shall Transfer all or any portion of its Partnership Interest to any transferee without the Consent of the General Partner, which may be given or withheld in its sole and absolute discretion; provided, however, that any Limited Partner may, at any time, without the consent or approval of the General Partner, (i) Transfer all or part of its Partnership Interest to any Family Member
(including a Transfer by a Family Member that is an inter vivos or testamentary trust (whether revocable or irrevocable) to a Family Member that is a beneficiary of such trust), any Charity, any Controlled Entity or any Affiliate, or (ii) pledge (a “Pledge”) all or any portion of its Partnership Interest to a lending institution as collateral or security for a bona fide loan or other extension of credit, and Transfer such pledged Partnership Interest to such lending institution in connection with the exercise of remedies under such loan or extension of credit (any Transfer or Pledge permitted by this proviso is hereinafter referred to as a “Permitted Transfer”). After such Restricted Period, each Limited Partner, and each transferee of a

Limited Partner Interest or Assignee pursuant to a Permitted Transfer, shall have the right to Transfer all or any portion of its Partnership Interest to any Person, without the Consent of the General Partner but subject to the provisions of Section 11.4 hereof and to satisfaction of each of the following conditions:
(1)General Partner Right of First Refusal. The transferor Limited Partner (or the
Partner’s estate in the event of the Partner’s death) shall give written notice of the proposed
Transfer to the General Partner, which notice shall state (i) the identity and address of the proposed transferee and (ii) the amount and type of consideration proposed to be received for the
Transferred Partnership Interests. The General Partner shall have ten (10) Business Days following receipt of such notice from the transferor Limited Partner upon which to give the transferor Limited Partner notice of its election to acquire the Partnership Interests on the terms set forth in such notice. If it so elects, it shall purchase the Partnership Interests on such terms within ten (10) Business Days after giving notice of such election; provided, however, that in the event that the proposed terms involve a purchase for cash, the General Partner may at its election deliver in lieu of all or any portion of such cash a note from the General Partner payable to the transferor Limited Partner at a date as soon as reasonably practicable, but in no event later than one hundred eighty (180) days after such purchase, and bearing interest at an annual rate equal to the total dividends declared with respect to one (1) REIT Share for the four (4) preceding fiscal quarters of the General Partner, divided by the Value of one REIT Share as of the closing of such purchase; and provided, further, that such closing may be deferred to the extent necessary to effect compliance with the Hart-Scott-Rodino Act, if applicable, and any other applicable requirements of law. If it does not so elect, the transferor Limited Partner may Transfer such
Partnership Interests to a third party, on terms no more favorable to the transferee than the proposed terms, subject to the other conditions of this Section 11.3.
(2)Qualified Transferee. Any Transfer of a Partnership Interest shall be made only to a single Qualified Transferee; provided, however, that, for such purposes, all Qualified
Transferees that are Affiliates, or that comprise investment accounts or funds managed by a single Qualified Transferee and its Affiliates, shall be considered together to be a single Qualified
Transferee; and provided, further, that each Transfer meeting the minimum Transfer restriction of
Section 11.3A(4) hereof may be to a separate Qualified Transferee.
(3)Opinion of Counsel. The transferor Limited Partner shall deliver or cause to be delivered to the General Partner an opinion of counsel reasonably satisfactory to it to the effect that the proposed Transfer may be effected without registration under the Securities Act and will not otherwise violate the registration provisions of the Securities Act and the regulations promulgated thereunder or violate any state securities laws or regulations applicable to the
Partnership or the Partnership Interests Transferred; provided, however, that the General Partner may, in its sole and absolute discretion, waive this condition upon the request of the transferor
Limited Partner. If, in the opinion of such counsel, such Transfer would require the filing of a registration statement under the Securities Act or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Transferred Partnership
Interests, the General Partner may prohibit any Transfer otherwise permitted under this Section
11.3 by a Limited Partner of Partnership Interests.
(4)Minimum Transfer Restriction. Any Transferring Partner must Transfer not less than the lesser of (i) one thousand (1,000) Partnership Units or (ii) all of the remaining
Partnership Units owned by such Transferring Partner, without, in each case, the Consent of the
General Partner; provided, however, that, for purposes of determining compliance with the foregoing restriction, all Partnership Units owned by Affiliates of a Limited Partner shall be considered to be owned by such Limited Partner.
(5)Exception for Permitted Transfers. The conditions of Sections 11.3A(1) through
11.3A(4) hereof shall not apply in the case of a Permitted Transfer.
It is a condition to any Transfer permitted hereunder (whether or not such Transfer is effected during or after the applicable Restricted Period) that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such Transferred Partnership Interest, and no such Transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law) shall relieve the transferor Partner of its obligations under this
Agreement without the Consent of the General Partner. Notwithstanding the foregoing, any transferee of any Transferred Partnership Interest shall be subject to any restrictions on ownership and transfer of stock of the General Partner contained in the Charter that may limit or restrict such transferee’s ability to exercise its Redemption rights, including, without limitation, the REIT Share Ownership Limit. Any transferee, whether or not admitted as a Substituted Limited Partner, shall take subject to the obligations of the transferor hereunder. Unless admitted as a Substituted Limited Partner, no transferee, whether by a voluntary Transfer, by operation of law or otherwise, shall have any rights hereunder, other than the rights of an Assignee as provided in Section 11.5 hereof.
B.Incapacity. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner’s estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate, and such power as the Incapacitated Limited Partner possessed to Transfer all or any part of its interest in the Partnership. The Incapacity of a Limited Partner, in and of
itself, shall not dissolve or terminate the Partnership.
C.Adverse Tax Consequences. Notwithstanding anything to the contrary in this Agreement, the General Partner shall have the authority (but shall not be required) to take any steps it determines are necessary or appropriate in its sole and absolute discretion to prevent the Partnership from being taxable as a corporation for federal income tax purposes. In furtherance of the foregoing, except with the Consent of the General Partner, no Transfer by a Limited Partner of its Partnership Interests (including any
Redemption, any other acquisition of Partnership Units by the General Partner or any acquisition of
Partnership Units by the Partnership) may be made to or by any Person if such Transfer could (i) result in the Partnership being treated as an association taxable as a corporation; (ii) result in a termination of the
Partnership under Code Section 708; (iii) be treated as effectuated through an “established securities market” or a “secondary market (or the substantial equivalent thereof)” within the meaning of Code
Section 7704 and the Regulations promulgated thereunder, (iv) result in the Partnership being unable to qualify for one or more of the “safe harbors” set forth in Regulations Section 1.7704-1 (or such other guidance subsequently published by the IRS setting forth safe harbors under which interests will not be treated as “readily tradable on a secondary market (or the substantial equivalent thereof)” within the meaning of Section 7704 of the Code) (the “Safe Harbors”) or (v) in the General Partner’s judgment in its sole and absolute discretion, adversely affect the ability of the General Partner to qualify as a REIT or subject the General Partner to any taxes under Code Section 857 or Code Section 4981.
Section 11.4Admission of Substituted Limited Partners.
A.No Limited Partner shall have the right to substitute a transferee (including any transferees pursuant to Transfers permitted by Section 11.3 hereof) as a Limited Partner in its place. A transferee of a Limited Partner Interest may be admitted as a Substituted Limited Partner only with the
Consent of the General Partner, which may be given or withheld in its sole and absolute discretion. The failure or refusal by the General Partner to permit a transferee of any such interests to become a
Substituted Limited Partner shall not give rise to any cause of action against the Partnership or the
General Partner. Subject to the foregoing, an Assignee shall not be admitted as a Substituted Limited
Partner until and unless it furnishes to the General Partner (i) evidence of acceptance, in form and substance satisfactory to the General Partner, of all the terms, conditions and applicable obligations of this
Agreement, (ii) a counterpart signature page to this Agreement executed by such Assignee and (iii) such other documents and instruments as may be required or advisable, in the sole and absolute discretion of the General Partner, to effect such Assignee’s admission as a Substituted Limited Partner.
B.Concurrently with, and as evidence of, the admission of a Substituted Limited Partner, the General Partner shall update the books and records of the Partnership to reflect the name, address and number and class and/or series of Partnership Units of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and number of Partnership Units of the predecessor of such
Substituted Limited Partner.
C.A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a
Limited Partner under this Agreement.
Section 11.5Assignees.
If the General Partner does not Consent to the admission of any permitted transferee under
Section 11.3 hereof as a Substituted Limited Partner, as described in Section 11.4 hereof, or in the event that any Partnership Interest is deemed to have been Transferred notwithstanding the restrictions set forth in this Article 11, such transferee shall be considered an Assignee for purposes of this Agreement. An
Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions from the Partnership and the share of Net Income, Net Losses and other items of income, gain, loss, deduction and credit of the Partnership attributable to the
Partnership Interest assigned to such transferee and the rights to Transfer the Partnership Interest provided in this Article 11, but shall not be deemed to be a holder of a Partnership Interest for any other purpose under this Agreement (other than as expressly provided in Section 15.1 hereof with respect to a
Qualifying Party that becomes a Tendering Party), and shall not be entitled to effect a Consent or vote with respect to such Partnership Interest on any matter presented to the Partners for approval (such right to Consent or vote, to the extent provided in this Agreement or under the Act, fully remaining with the transferor Limited Partner). In the event that any such transferee desires to make a further Transfer of any such Partnership Interest, such transferee shall be subject to all the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make a Transfer of a Limited
Partner Interest.
Section 11.6General Provisions.
A.No Limited Partner may withdraw from the Partnership other than as a result of: (i) a permitted Transfer of all of such Limited Partner’s Partnership Units in accordance with this Article 11 with respect to which the transferee becomes a Substituted Limited Partner; (ii) pursuant to a redemption
(or acquisition by the General Partner) of all of its Partnership Units pursuant to a Redemption under
Section 15.1 hereof and/or pursuant to any Partnership Unit Designation or (iii) the acquisition by the
General Partner of all of such Limited Partner’s Partnership Interest, whether or not pursuant to Section
15.1B hereof.
B.Any Limited Partner who shall Transfer all of its Partnership Units in a Transfer
(i) permitted pursuant to this Article 11 where such transferee was admitted as a Substituted Limited
Partner, (ii) pursuant to the exercise of its rights to effect a redemption of all of its Partnership Units pursuant to a Redemption under Section 15.1 hereof and/or pursuant to any Partnership Unit Designation or (iii) to the General Partner, whether or not pursuant to Section 15.1B hereof, shall cease to be a Limited
Partner.
C.If any Partnership Unit is Transferred in compliance with the provisions of this Article
11, or is redeemed by the Partnership, or acquired by the General Partner pursuant to Section 15.1 hereof, on any day other than the last day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit attributable to such Partnership Unit for such Partnership Year shall be allocated to the transferor Partner or the Tendering Party (as the case may
be) and, in the case of a Transfer other than a Redemption, to the transferee Partner, by taking into account their varying interests during the Partnership Year in accordance with Code Section 706(d), using the “interim closing of the books” method or another permissible method selected by the General Partner in its sole and absolute discretion. Solely for purposes of making such allocations, unless the General
Partner decides in its sole and absolute discretion to use another method permitted under the Code, each of such items for the calendar month in which a Transfer occurs shall be allocated to the transferee
Partner and none of such items for the calendar month in which a Transfer or a Redemption occurs shall be allocated to the transferor Partner, or the Tendering Party (as the case may be) if such Transfer occurs on or before the fifteenth (15th) day of the month, otherwise such items shall be allocated to the transferor. All distributions of funds attributable to such Partnership Unit with respect to which the
Partnership Record Date is before the date of such Transfer, assignment or Redemption shall be made to the transferor Partner or the Tendering Party (as the case may be) and, in the case of a Transfer other than a Redemption, all distributions of funds thereafter attributable to such Partnership Unit shall be made to the transferee Partner.
D.In addition to any other restrictions on Transfer herein contained, in no event may any
Transfer of a Partnership Interest by any Partner (including any Redemption, any acquisition of
Partnership Units by the General Partner or any other acquisition of Partnership Units by the Partnership)
be made: (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership
Interest; (ii) in violation of applicable law; (iii) except with the Consent of the General Partner, which may be given or withheld in its sole and absolute discretion, of any component portion of a Partnership
Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (iv) in the event that such Transfer could cause any of the General
Partner or General Partner Affiliate to cease to comply with the REIT Requirements or to cease to qualify as a “qualified REIT subsidiary” (within the meaning of Code Section 856(i)(2)); (v) except with the
Consent of the General Partner, which may be given or withheld in its sole and absolute discretion, if such
Transfer could, based on the advice of counsel to the Partnership or the General Partner, cause a termination of the Partnership for federal or state income tax purposes (except as a result of the
Redemption (or acquisition by the General Partner) of all Partnership Common Units held by all Limited
Partners (other than the General Partner)); (vi) if such Transfer could, based on the advice of legal counsel to the Partnership or the General Partner, cause the Partnership to cease to be classified as a partnership for federal income tax purposes (except as a result of the Redemption (or acquisition by the General
Partner) of all Partnership Common Units held by all Limited Partners (other than the General Partner));
(vii) if such Transfer could, based on the advice of legal counsel to the Partnership or the General Partner, cause any portion of the assets of the Partnership to constitute  “plan assets” within the meaning of the
Department of Labor Regulations Section 2510.3-101, as modified by Section 3(42) of ERISA; (viii) if such Transfer requires the registration of such Partnership Interest pursuant to any applicable federal or state securities laws (including, without limitation, the Securities Act or the Securities Exchange Act of
1934, as amended) or other non-U.S. securities laws (including Canadian provincial or territorial securities laws) or would constitute a non-exempt distribution pursuant to applicable provincial or state securities laws; (ix) except with the Consent of the General Partner, if such Transfer could (1) be treated as effectuated through an “established securities market” or a “secondary market” (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code and the Regulations promulgated thereunder, (2) cause the Partnership to become a “publicly traded partnership,” as such term is defined in
Sections 469(k)(2) or 7704(b) of the Code, (3) could be in violation of Section 3.4.C(iii), or (4) could cause the Partnership to fail one or more of the Safe Harbors; (x) if such Transfer causes the Partnership
(as opposed to the General Partner) to become a reporting company under the Exchange Act; (xi) if such
Transfer subjects the Partnership to regulation under the Investment Company Act of 1940, the
Investment Advisors Act of 1940 or ERISA, each as amended. The General Partner shall, in its sole and absolute discretion, be permitted to take all action necessary to prevent the Partnership from being classified as a “publicly traded partnership” under Code Section 7704.
E.Transfers pursuant to this Article 11 may only be made on the first day of a fiscal quarter of the Partnership, unless the General Partner, in its sole and absolute discretion, otherwise Consents.
ARTICLE 12ADMISSION OF PARTNERS
Section 12.1Admission of Successor General Partner.
A successor to all of the General Partner’s General Partner Interest pursuant to a Transfer permitted by Section 11.2 hereof who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective immediately upon such Transfer. Upon any such Transfer and the admission of any such transferee as a successor General Partner in accordance with this Section 12.1, the transferor General Partner shall be relieved of its obligations under this Agreement and shall cease to be a general partner of the Partnership without any separate Consent of the Limited
Partners or the consent or approval of any other Partners. Any such successor General Partner shall carry on the business and affairs of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission of such Person as a General Partner. Upon any such Transfer, the transferee shall become the successor General Partner for all purposes herein, and shall be vested with the powers and rights of the transferor General Partner, and shall be liable for all obligations and responsible for all duties of the General Partner. Concurrently with, and as evidence of, the admission of a successor
General Partner, the General Partner shall update the books and records of the Partnership to reflect the name, address and number and classes and/or series of Partnership Units of such successor General
Partner.
Section 12.2Admission of Additional Limited Partners.
A.A Person (other than an existing Partner) who makes a Capital Contribution to the
Partnership in exchange for Partnership Interests in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance, in form and substance satisfactory to the General Partner, of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof, (ii) a counterpart signature page to this Agreement executed by such Person and (iii) such other documents or instruments as may be required in the sole and absolute discretion of the General Partner in order to effect such Person’s admission as an Additional Limited Partner. Concurrently with, and as evidence of, the admission of an Additional Limited Partner, the General Partner shall update the books and records of the
Partnership to reflect the name, address and number and classes and/or series of Partnership Interests of such Additional Limited Partner.
B.Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the Consent of the General Partner, which may be given or withheld in its sole and absolute discretion. The admission of any Person as an Additional
Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the Consent of the General Partner to such admission and the satisfaction of all the conditions set forth in Section 12.2A.
C.If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit allocable among Holders for such Partnership Year shall be allocated among such Additional Limited Partner and all other Holders by taking into account their varying interests during the Partnership Year in accordance with Code Section 706(d), using the “interim closing of the books” method or another permissible method selected by the General Partner, in its sole and absolute discretion. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Limited Partner occurs shall be allocated among all the Holders including such Additional Limited Partner, in accordance with the principles described in
Section 11.6C hereof. All distributions of funds with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees other than the
Additional Limited Partner, and all distributions of funds thereafter shall be made to all the Partners and
Assignees including such Additional Limited Partner.
D.Any Additional Limited Partner admitted to the Partnership that is an Affiliate of the
General Partner shall be deemed to be a “General Partner Affiliate” hereunder and shall be reflected as such on the books and records of the Partnership.

Section 12.3Amendment of Agreement and Certificate of Limited Partnership.
For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to update the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (and to update the books and records of the
Partnership) and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to Section 2.4 hereof.
Section 12.4Limit on Number of Partners.
Unless otherwise permitted by the General Partner in its sole and absolute discretion, no Person shall be admitted to the Partnership as an Additional Limited Partner if the effect of such admission would be to cause the Partnership to have a number of Partners that would cause the Partnership to become a reporting company under the Exchange Act.
Section 12.5Admission.
A Person shall be admitted to the Partnership as a limited partner of the Partnership or a general partner of the Partnership only upon strict compliance, and not upon substantial compliance, with the requirements set forth in this Agreement for admission to the Partnership as a Limited Partner or a
General Partner.
ARTICLE 13DISSOLUTION, LIQUIDATION AND TERMINATION
Section 13.1Dissolution.
The Partnership shall not be dissolved by the admission of Substituted Limited Partners or
Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner is hereby authorized to and shall, continue the business and affairs of the Partnership without dissolution.
However, the Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following (each a “Liquidating Event”):
A.an event of withdrawal, as defined in Section 17-402 of the Act (including, without limitation, bankruptcy), or the withdrawal in violation of this Agreement, of the last remaining General
Partner unless, within ninety (90) days after the withdrawal, a Majority in Interest of the Partners remaining agree in writing, in their sole and absolute discretion, to continue the business of the
Partnership and to the appointment, effective as of the date of such withdrawal, of a successor General
Partner;
B.an election to dissolve the Partnership made by the General Partner in its sole and absolute discretion, with or without the Consent of the Limited Partners;
C.entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act; and
D.at any time that there are no limited partners of the Partnership unless the business of the
Partnership is continued in accordance with the Act.
Section 13.2Winding Up.
A.Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and the Holders. After the occurrence of a Liquidating Event, no Holder shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership’s business and affairs. The General Partner (or, in the event that there is no remaining General Partner or the General Partner has dissolved, become bankrupt within the meaning of the Act or ceased to operate, any Person elected by a Majority in Interest of the Partners (the General Partner or such other Person being referred to herein as the “Liquidator”)) shall be responsible for overseeing the winding up and termination of the Partnership and shall take full account of the Partnership’s liabilities and property, and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of stock in the General Partner) shall be applied and distributed in the following order:
(1)First, to the satisfaction of all of the Partnership’s debts and liabilities to creditors other than the Holders (whether by payment or the making of reasonable provision for payment thereof);
(2)Second, to the satisfaction of all of the Partnership’s debts and liabilities to the
General Partner (whether by payment or the making of reasonable provision for payment thereof), including, but not limited to, amounts due as reimbursements under Section 7.4 hereof;
(3)Third, to the satisfaction of all of the Partnership’s debts and liabilities to the other Holders (whether by payment or the making of reasonable provision for payment thereof);
and
(4)Fourth, to the Partners in accordance with their positive Capital Account balances, determined after taking into account all Capital Account adjustments for all prior periods and the Partnership taxable year during which the liquidation occurs (other than those made as a result of the liquidating distribution set forth in this Section 13.2A(4)); provided, that if distributions pursuant to this clause (4) would result in the Partners receiving cumulative distributions from the Partnership that differ from the distributions that would be required under
Section 5.4, then the proceeds from liquidation shall be made in the manner prescribed in Section
5.4.
The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13 other than reimbursement of its expenses as set forth in Section 7.4.
B.Notwithstanding the provisions of Section 13.2A hereof that require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to the termination of the Partnership, the Liquidator determines that an immediate sale of part or all of the Partnership’s assets would be impractical or would cause undue loss to the Holders, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Holders as creditors) and/or distribute to the
Holders, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2A hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation.
Any such distributions in kind shall be made only if, in the subjective good faith judgment of the
Liquidator, such distributions in kind are in the best interest of the Holders, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time.
The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.
C.If any Holder has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), except as otherwise agreed to by such Holder, such Holder shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever.

D.In the sole and absolute discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be applied and distributed in the order of priority set forth in Section 13.2A may be:
(1)distributed to a trust established for the Partnership for the purpose of liquidating
Partnership assets, collecting amounts owed to the Partnership, and paying any contingent, conditional or unmatured liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership and/or Partnership activities. The assets of any such trust shall be applied and distributed, from time to time, in the sole and absolute discretion of the Liquidator, in the same proportions and amounts as would otherwise have been applied and distributed as set forth in Section 13.2A; or
(2)withheld or escrowed to provide a reasonable reserve for Partnership liabilities
(contingent, conditional or unmatured) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld or escrowed amounts shall be applied and distributed in the manner and order of priority set forth in Section 13.2A hereof as soon as practicable.
Section 13.3Deemed Contribution and Distribution.
Notwithstanding any other provision of this Article 13, in the event that the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has
occurred, the Partnership’s Property shall not be liquidated, the Partnership’s liabilities shall not be paid or discharged and the Partnership’s affairs shall not be wound up. Instead, for federal income tax purposes the Partnership shall be deemed to have contributed all of its assets and liabilities to a new partnership in exchange for an interest in the new partnership; and immediately thereafter, distributed Partnership Units to the Partners in the new partnership in accordance with their respective Capital Accounts in liquidation of the Partnership, and the new partnership is deemed to continue the business of the Partnership. Nothing in this Section 13.3 shall be deemed to have constituted a Transfer to an Assignee as a Substituted
Limited Partner without compliance with the provisions of Section 11.4 or Section 13.3 hereof.
Section 13.4Rights of Holders.
Except as otherwise provided in this Agreement and subject to the rights of any Holder of any
Partnership Interest set forth in a Partnership Unit Designation, (a) each Holder shall look solely to the assets of the Partnership for the return of its Capital Contribution, (b) no Holder shall have the right or power to demand or receive property other than cash from the Partnership and (c) no Holder shall have priority over any other Holder as to the return of its Capital Contributions, distributions or allocations.
Section 13.5Notice of Dissolution.
In the event that a Liquidating Event occurs, the General Partner shall, within thirty (30) days thereafter, provide written notice thereof to each Holder and, in the General Partner’s sole and absolute discretion or as required by the Act, to all other parties with whom the Partnership regularly conducts business (as determined in the sole and absolute discretion of the General Partner), and the General
Partner may publish notice thereof in a newspaper of general circulation in each place in which the
Partnership regularly conducts business (as determined in the sole and absolute discretion of the General
Partner).
Section 13.6Cancellation of Certificate of Limited Partnership.
Upon the completion of the winding up of the Partnership, the Certificate shall be canceled in the manner required by the Act.

Section 13.7Reasonable Time for Winding-Up.
A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the
Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between and among the Partners during the period of winding up; provided, however, reasonable efforts shall be made to complete such winding-up within twenty-four (24) months after the adoption of a plan of liquidation of the General Partner, as provided in Section 562(b)(1)(B) of the Code, if necessary, in the sole and absolute discretion of the General Partner.
ARTICLE 14PROCEDURES FOR ACTIONS AND CONSENTS
OF PARTNERS; AMENDMENTS; MEETINGS
Section 14.1Procedures for Actions and Consents of Partners.
The actions requiring Consent of any Partner or Partners pursuant to this Agreement, including
Section 7.3 hereof, or otherwise pursuant to applicable law, are subject to the procedures set forth in this
Article 14.
Section 14.2Amendments.
Amendments to this Agreement may be proposed by the General Partner or by Limited Partners holding twenty-five percent (25%) or more of the Partnership Interests held by Limited Partners and shall be approved by the Consent of the General Partner and, except as set forth in Section 7.3C and subject to
Sections 7.3D and 15.13 and the rights of any Holder of any Partnership Interest set forth in a Partnership
Unit Designation, shall be approved by the Consent of the Limited Partners. Following such proposal, the
General Partner shall submit to the Partners entitled to vote thereon any proposed amendment that, pursuant to the terms of this Agreement, requires the consent, approval or vote of such Partners. The
General Partner shall seek the consent, approval or vote of the Partners entitled to vote thereon on any such proposed amendment in accordance with Section 14.3 hereof.
Section 14.3Actions and Consents of the Partners.
A.Meetings of the Partners may be called only by the General Partner to transact any business that the General Partner determines. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners entitled to act at the meeting not less than seven (7) days nor more than sixty (60) days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Unless approval by a different number or proportion of the Partners is required by this Agreement, the Consent of the General Partner and the Consent of the Limited Partners
shall be required to approve such proposal at a meeting of the Partners. Whenever the Consent of Partners is permitted or required under this Agreement, such Consent may be given at a meeting of Partners or in accordance with the procedure prescribed in Section 14.3B hereof.
B.Any action requiring the Consent of any Partner or group of Partners pursuant to this
Agreement or that is required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a Consent in writing or by electronic transmission (as defined in Section 17-405(d) of the Act)
setting forth the action so taken or consented to is given by Partners whose Consent would be sufficient to approve such action at a meeting of the Partners. Such Consent may be in one instrument or in several instruments, and shall have the same force and effect as the affirmative vote of such Partners at a meeting of the Partners. Such Consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified. For purposes of obtaining a
Consent in writing or by electronic transmission, the General Partner may require a response within a reasonable specified time, but not less than fifteen (15) days, and failure to respond in such time period shall constitute a Consent that is consistent with the General Partner’s recommendation with respect to the proposal; provided, however, that an action shall become effective at such time as requisite Consents are received even if prior to such specified time.
C.Each Partner entitled to act at a meeting of the Partners may authorize any Person or
Persons to act for it by proxy on all matters in which a Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Each proxy must be signed by the Partner or its attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy (or there is receipt of a proxy authorizing a later date).
Every proxy shall be revocable at the pleasure of the Partner executing it, such revocation to be effective upon the Partnership’s receipt of written notice of such revocation from the Partner executing such proxy, unless such proxy states that it is irrevocable and is coupled with an interest.
D.The General Partner may set, in advance, a record date for the purpose of determining the
Partners (i) entitled to Consent to any action, (ii) entitled to receive notice of any meeting of the Partners or (iii) in order to make a determination of Partners for any other proper purpose. Such date, in any case, shall not be prior to the close of business on the day the record date is fixed and shall be not more than ninety (90) days and, in the case of a meeting of the Partners, not less than five (5) days, before the date on which the meeting is to be held. If no record date is fixed, the record date for the determination of
Partners entitled to notice of a meeting of the Partners shall be at the close of business on the day on which the notice of the meeting is sent, and the record date for any other determination of Partners shall be the effective date of such Partner action, distribution or other event. When a determination of the
Partners entitled to Consent at any meeting of the Partners has been made as provided in this Section 14.3, such determination shall apply to any adjournment thereof.
E.Each meeting of Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General
Partner or such other Person deems appropriate in its sole and absolute discretion. Without limitation, meetings of Partners may be conducted in the same manner as meetings of the General Partner’s stockholders and may be held at the same time as, and as part of, the meetings of the General Partner’s stockholders.
ARTICLE 15GENERAL PROVISIONS
Section 15.1Redemption Rights of Qualifying Parties.
A.Subject to any applicable Restricted Period, a Qualifying Party shall have the right
(subject to the terms and conditions set forth herein and in any lock-up arrangement between the General
Partner and such Qualifying Party) to require the Partnership to redeem all or a portion of the Partnership
Common Units held by such Tendering Party (Partnership Common Units that have in fact been tendered for redemption being hereafter referred to as “Tendered Units”) in exchange (a “Redemption”) for the
Cash Amount payable on the Specified Redemption Date. The Partnership may, in the General Partner’s
sole and absolute discretion, redeem Tendered Units at the request of the Holder thereof prior to the end of the applicable Restricted Period (subject to the terms and conditions set forth herein) (a “Special
Redemption”); provided, however, that the General Partner first receives a legal opinion to the same effect as the legal opinion described in Section 15.1G(4) of this Agreement. Any Redemption shall be exercised pursuant to a Notice of Redemption delivered to the General Partner by the Qualifying Party when exercising the Redemption right (the “Tendering Party”). The Partnership’s obligation to effect a
Redemption, however, shall not arise or be binding against the Partnership until the earlier of (i) the date the General Partner, on behalf of the Partnership, notifies the Tendering Party that the General Partner declines to acquire some or all of the Tendered Units under Section 15.1B hereof following receipt of a
Notice of Redemption and (ii) the Business Day following the Cut-Off Date. In the event of a
Redemption, the Cash Amount shall be delivered as a certified or bank check payable to the Tendering
Party or, in the General Partner’s sole and absolute discretion, in immediately available funds, in each case, on or before the tenth (10th) Business Day following the date on which the General Partner receives a Notice of Redemption from the Tendering Party.

B.Notwithstanding the provisions of Section 15.1A hereof, on or before the close of business on the Cut-Off Date, the General Partner may, in the General Partner’s sole and absolute discretion, elect to acquire some or all (such percentage being referred to as the “Applicable Percentage”)
of the Tendered Units from the Tendering Party in exchange for REIT Shares. If the General Partner elects to acquire some or all of the Tendered Units pursuant to this Section 15.1B, the Partnership shall give written notice thereof to the Tendering Party on or before the close of business on the Cut-Off Date.
If the General Partner elects to acquire any of the Tendered Units for REIT Shares, the General Partner
shall deliver such REIT Shares to the Tendering Party pursuant to the terms of this Section 15.1B, in which case (1) the General Partner shall assume directly the obligation with respect thereto and shall satisfy the Tendering Party’s exercise of its Redemption right with respect to such Tendered Units and
(2) such transaction shall be treated, for federal income tax purposes, as a transfer by the Tendering Party of such Tendered Units to the General Partner in exchange for the REIT Shares. If the Partnership so elects, on the Specified Redemption Date, the Tendering Party shall sell such number of the Tendered
Units to the General Partner in exchange for a number of REIT Shares equal to the product of the REIT
Shares Amount and the Applicable Percentage. The Tendering Party shall submit (i) such information, certification or affidavit as the General Partner may reasonably require in connection with the application of the REIT Share Ownership Limit to any such acquisition and (ii) such written representations, investment letters, legal opinions or other instruments necessary, in the General Partner’s view, to effect compliance with the Securities Act. In the event of an election by the General Partner to purchase the
Tendered Units pursuant to this Section 15.1B, the Tendering Party shall no longer have the right to cause the Partnership to effect a Redemption of such Tendered Units and, upon notice to the Tendering Party by the Partnership given on or before the close of business on the Cut-Off Date that the General Partner has elected to acquire some or all of the Tendered Units pursuant to this Section 15.1B, the obligation of the
Partnership to effect a Redemption of the Tendered Units as to which the General Partner’s notice relates shall not accrue or arise. A number of REIT Shares equal to the product of the Applicable Percentage and the REIT Shares Amount, if applicable, shall be delivered by the General Partner as duly authorized, validly issued, fully paid and non-assessable REIT Shares and, if applicable, Rights, free of any pledge, lien, encumbrance or restriction, other than the REIT Share Ownership Limit, the Securities Act and relevant state securities or “blue sky” laws. Neither any Tendering Party whose Tendered Units are acquired by the General Partner pursuant to this Section 15.1B, any Partner, any Assignee nor any other interested Person shall have any right to require or cause the General Partner to register, qualify or list any
REIT Shares owned or held by such Person, whether or not such REIT Shares are issued pursuant to this
Section 15.1B, with the SEC, with any state securities commissioner, department or agency, under the
Securities Act or the Exchange Act or with any stock exchange; provided, however, that this limitation shall not be in derogation of any registration or similar rights granted pursuant to any other written agreement between the General Partner and any such Person. Notwithstanding any delay in such delivery, the Tendering Party shall be deemed the owner of such REIT Shares and Rights for all purposes, including, without limitation, rights to vote or consent, receive dividends, and exercise rights, as of the
Specified Redemption Date. REIT Shares delivered upon an acquisition of the Tendered Units by the
General Partner pursuant to this Section 15.1B may contain such legends regarding restrictions under the
Securities Act and applicable state securities laws as the General Partner in good faith determines to be necessary or advisable in order to ensure compliance with such laws.
C.Notwithstanding the provisions of Section 15.1A and 15.1B hereof, the Tendering Parties shall have no rights under this Agreement that would otherwise be prohibited by the Charter and shall have no rights to require the Partnership to redeem Tendered Units or require the General Partner to acquire Tendered Units if such a redemption or the acquisition of such Tendered Units by the General
Partner pursuant to Section 15.1B hereof would cause any Person to violate the REIT Share Ownership
Limit. To the extent that any attempted Redemption or acquisition of the Tendered Units by the General
Partner pursuant to Section 15.1B hereof would be in violation of this Section 15.1C, to the fullest extent permitted by law, it shall be null and void ab initio, and the Tendering Party shall not acquire any rights or economic interests in REIT Shares otherwise deliverable by the General Partner under Section 15.1B hereof or cash otherwise payable under Section 15.1A hereof.
D.If the General Partner does not elect to acquire the Tendered Units pursuant to Section
15.1B hereof:

(1)The Partnership may, in the sole and absolute discretion of the General Partner, elect to raise funds for the payment of the Cash Amount either (a) by requiring that the General
Partner contribute to the Partnership funds from the proceeds of a sale (including by way of a registered public offering) by the General Partner of REIT Shares sufficient to purchase the
Tendered Units or (b) from any other sources (including, but not limited to, the sale of any
Property and the incurrence of additional Debt) available to the Partnership. The General Partner shall make a Capital Contribution of any such amounts to the Partnership in exchange for additional Partnership Units, and the Partnership is hereby authorized from time to time to issue such additional Partnership Units in consideration therefor without any further act, approval or vote of any Partner or other Persons. Any such contribution shall entitle the General Partner to an equitable Percentage Interest adjustment.
(2)If the Cash Amount is not paid on or before the Specified Redemption Date, interest shall accrue with respect to the Cash Amount from the day after the Specified
Redemption Date to and including the date on which the Cash Amount is paid at a rate equal to the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal (but not higher than the maximum lawful rate).
E.Notwithstanding the provisions of Section 15.1B hereof, the General Partner shall not acquire any Tendered Units in exchange for REIT Shares if such exchange would be prohibited under the
Charter or result in any violation of the REIT Share Ownership Limit.
F.Notwithstanding anything herein to the contrary (but subject to Section 15.1C hereof), with respect to any Redemption (or any tender of Partnership Common Units for Redemption if the
Tendered Units are acquired by the General Partner pursuant to Section 15.1B hereof) pursuant to this
Section 15.1:
(1)All Partnership Common Units acquired by the General Partner pursuant to
Section 15.1B hereof shall automatically, and without further action required, be converted into and deemed to be a General Partner’s Partnership Interest comprised of the same number of
Partnership Common Units.
(2)Subject to the REIT Share Ownership Limit, no Tendering Party may effect a
Redemption for less than one thousand (1,000) Partnership Common Units or, if such Tendering
Party holds (as a Limited Partner or, economically, as an Assignee) less than one thousand
(1,000) Partnership Common Units, all of the Partnership Common Units held by such Tendering
Party, without, in each case, the Consent of the General Partner, which may be given or withheld in its sole and absolute discretion.
(3)If (i) a Tendering Party surrenders its Tendered Units during the period after the
Partnership Record Date with respect to a distribution and before the record date established by the General Partner for a distribution to its stockholders of some or all of its portion of such
Partnership distribution, and (ii) the General Partner elects to acquire any of such Tendered Units in exchange for REIT Shares pursuant to Section 15.1B, such Tendering Party shall pay to the
General Partner on the Specified Redemption Date an amount in cash equal to the portion of the
Partnership distribution in respect of the Tendered Units exchanged for REIT Shares, insofar as such distribution relates to the same period for which such Tendering Party would receive a distribution in respect of such REIT Shares.
(4)The consummation of such Redemption (or an acquisition of Tendered Units by the General Partner pursuant to Section 15.1B hereof, as the case may be) shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino
Act.
(5)The Tendering Party shall continue to own (subject, in the case of an Assignee, to the provisions of Section 11.5 hereof) all Partnership Common Units subject to any Redemption, and be treated as a Limited Partner or an Assignee, as applicable, with respect to such Partnership

Common Units for all purposes of this Agreement, until such Partnership Common Units are either paid for by the Partnership pursuant to Section 15.1A hereof or transferred to the General
Partner and paid for, by the delivery of the REIT Shares, pursuant to Section 15.1B hereof on the
Specified Redemption Date. Until a Specified Redemption Date and an acquisition of the
Tendered Units by the General Partner pursuant to Section 15.1B hereof, the Tendering Party shall have no rights as a stockholder of the General Partner with respect to the REIT Shares deliverable in connection with such acquisition.
G.In connection with an exercise of Redemption rights pursuant to this Section 15.1, except as otherwise Consented to by the General Partner, in its sole and absolute discretion, the Tendering Party shall submit the following to the General Partner, in addition to the Notice of Redemption:
(1)A written affidavit, dated the same date as the Notice of Redemption,
(a) disclosing the actual and constructive ownership, as determined for purposes of Code
Sections 856(a)(6) and 856(h), of REIT Shares by (i) such Tendering Party and (ii) to the best of their knowledge any Related Party and (b) representing that, after giving effect to the Redemption or an acquisition of the Tendered Units by the General Partner pursuant to Section 15.1B hereof, neither the Tendering Party nor to the best of their knowledge any Related Party will own REIT
Shares in violation of the REIT Share Ownership Limit;
(2)A written representation that neither the Tendering Party nor to the best of their knowledge any Related Party has any intention to acquire any additional REIT Shares prior to the closing of the Redemption or an acquisition of the Tendered Units by the General Partner pursuant to Section 15.1B hereof on the Specified Redemption Date;
(3)An undertaking to certify, at and as a condition to the closing of (i) the
Redemption or (ii) the acquisition of the Tendered Units by the General Partner pursuant to
Section 15.1B hereof on the Specified Redemption Date, that either (a) the actual and constructive ownership of REIT Shares by the Tendering Party and to the best of their knowledge any Related Party remain unchanged from that disclosed in the affidavit required by Section
15.1G(1) or (b) after giving effect to the Redemption or an acquisition of the Tendered Units by the General Partner pursuant to Section 15.1B hereof, neither the Tendering Party nor to the best of their knowledge any Related Party shall own REIT Shares in violation of the REIT Share
Ownership Limit; and
(4)In connection with any Special Redemption, the General Partner shall have the right to receive an opinion of counsel reasonably satisfactory to it to the effect that the proposed
Special Redemption will not cause the Partnership or the General Partner to violate any federal or state securities laws or regulations applicable to the Special Redemption, the issuance and sale of the Tendered Units to the Tendering Party or the issuance and sale of REIT Shares to the
Tendering Party pursuant to the Section 15.1B of this Agreement.
Section 15.2Addresses and Notice.
Any notice, demand, request or report required or permitted to be given or made to a Partner or
Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written or electronic communication (including by telecopy, facsimile, electronic mail or commercial courier service) to the
Partner, or Assignee at the address set forth in the books and records of the partnership or such other address of which the Partner shall notify the General Partner in accordance with this Section 15.2.
Section 15.3Titles and Captions.
All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to “Articles” or “Sections”
are to Articles and Sections, respectively, of this Agreement.
Section 15.4Pronouns and Plurals.
Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.
Section 15.5Further Action.
The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.
Section 15.6Binding Effect.
This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.
Section 15.7Waiver.
A.To the fullest extent permitted by law, no failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.
B.The restrictions, conditions and other limitations on the rights and benefits of the Limited
Partners contained in this Agreement, and the duties, covenants and other requirements of performance or notice by the Limited Partners, are for the benefit of the Partnership and, except for an obligation to pay money to the Partnership, may be waived or relinquished by the General Partner, in its sole and absolute discretion, on behalf of the Partnership in one or more instances from time to time and at any time;
provided, however, that any such waiver or relinquishment may not be made if it would have the effect of
(i) creating liability for any other Limited Partner, (ii) causing the Partnership to cease to qualify as a limited partnership, (iii) reducing the amount of cash otherwise distributable to the Limited Partners
(other than any such reduction that affects all of the Limited Partners holding the same class or series of
Partnership Units on a uniform or pro rata basis, if approved by a Majority in Interest of the Limited
Partners holding such class or series of Partnership Units), (iv) resulting in the classification of the
Partnership as an association or publicly traded partnership taxable as a corporation for federal income tax purposes or (v) violating the Securities Act, the Exchange Act or any state “blue sky” or other securities laws; and provided, further, that any waiver relating to compliance with the REIT Share Ownership Limit or other restrictions in the Charter shall be made and shall be effective only as provided in the Charter.
Section 15.8Counterparts.
This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto. A party’s execution and delivery of this Agreement by electronic signature and electronic transmission, including via DocuSign or other similar method, shall constitute the execution and delivery of a counterpart of this Agreement by or on behalf of such party and shall bind such party to the terms of this Agreement.

Section 15.9Applicable Law; Consent to Jurisdiction; Waiver of Jury Trial.
A.This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law. In the event of a conflict between any provision of this Agreement and any non-mandatory provision of the Act, the provisions of this Agreement shall control and take precedence.
B.Each Partner and Assignee hereby (i) submits to the exclusive jurisdiction of any state or federal court sitting in the State of Delaware (collectively, the “Delaware Courts”), with respect to any dispute arising out of this Agreement or any transaction contemplated hereby to the extent such courts would have subject matter jurisdiction with respect to such dispute, (ii) to the fullest extent permitted by law, irrevocably waives, and agrees not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of any of the Delaware Courts, that its property is exempt or immune from attachment or execution, that the action is brought in an inconvenient forum, or that the venue of the action is improper, (iii) to the fullest extent permitted by law, agrees that notice or the service of process in any action, suit or proceeding arising out of or relating to this
Agreement or the transactions contemplated hereby shall be properly served or delivered if delivered to such Partner or Assignee at such Partner’s or Assignee’s last known address as set forth in the
Partnership’s books and records, and (iv) to the fullest extent permitted by law, irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or related to this Agreement or the transactions contemplated hereby.
Section 15.10Entire Agreement.
This Agreement contains all of the understandings and agreements between and among the
Partners and Assignees with respect to the subject matter of this Agreement and the rights, interests and obligations of the Partners and Assignees with respect to the Partnership. Notwithstanding anything to the contrary in this Agreement, the Partners and Assignees hereby acknowledge and agree that the General
Partner, on its own behalf and/or on behalf of the Partnership, without the approval of any Limited
Partner, may enter into side letters or similar written agreements with Limited Partners that are not
Affiliates of the General Partner, executed contemporaneously with the admission of such Limited Partner to the Partnership, which have the effect of establishing rights under, or altering or supplementing, the terms hereof, as negotiated with such Limited Partner and which the General Partner in its sole discretion deems necessary, desirable or appropriate. The parties hereto agree that any terms, conditions or provisions contained in such side letters or similar written agreements with a Limited Partner shall govern with respect to such Limited Partner notwithstanding the provisions of this Agreement, including Section
7.3 and Section 14.2.
Section 15.11Invalidity of Provisions.
If any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.
Section 15.12Limitation to Preserve REIT Status.
Notwithstanding anything else in this Agreement, to the extent that the amount to be paid, credited, distributed or reimbursed by the Partnership to any REIT Partner or its officers, directors, employees or agents, whether as a reimbursement, fee, expense or indemnity (a “REIT Payment”), would constitute gross income to the REIT Partner for purposes of Code Section 856(c)(2) or Code
Section 856(c)(3), then, notwithstanding any other provision of this Agreement, the amount of such REIT
Payments, as selected by the General Partner in its sole and absolute discretion from among items of potential distribution, reimbursement, fees, expenses and indemnities, shall be reduced for any

Partnership Year so that the REIT Payments, as so reduced, for or with respect to such REIT Partner shall not exceed the lesser of:
(i)an amount equal to the excess, if any, of (a) four and nine-tenths percent
(4.9%) of the REIT Partner’s total gross income (but excluding the amount of any REIT
Payments and amounts excluded from gross income pursuant to Section 856(c)(5)(G) of the
Code) for the Partnership Year that is described in subsections (A) through (I) of Code
Section 856(c)(2) over (b) the amount of gross income (within the meaning of Code
Section 856(c)(2)) derived by the REIT Partner from sources other than those described in subsections (A) through (I) of Code Section 856(c)(2) (but not including the amount of any REIT
Payments and amounts excluded from gross income pursuant to Section 856(c)(5)(G) of the
Code); or
(ii)an amount equal to the excess, if any, of (a) twenty-four percent (24%) of the
REIT Partner’s total gross income (but excluding the amount of any REIT Payments and amounts excluded from gross income pursuant to Section 856(c)(5)(G) of the Code) for the Partnership
Year that is described in subsections (A) through (I) of Code Section 856(c)(3) over (b) the amount of gross income (within the meaning of Code Section 856(c)(3)) derived by the REIT
Partner from sources other than those described in subsections (A) through (I) of Code
Section 856(c)(3) (but not including the amount of any REIT Payments and amounts excluded from gross income pursuant to Section 856(c)(5)(G) of the Code);
provided, however, that REIT Payments in excess of the amounts set forth in clauses (i) and (ii) above may be made if the General Partner, as a condition precedent, obtains an opinion of tax counsel that the receipt of such excess amounts should not adversely affect the REIT Partner’s ability to qualify as a
REIT. To the extent that REIT Payments may not be made in a Partnership Year as a consequence of the limitations set forth in this Section 15.12, such REIT Payments shall carry over and shall be treated as arising in the following Partnership Year if such carry over does not adversely affect the REIT Partner’s ability to qualify as a REIT, provided, however, that any such REIT Payment shall not be carried over more than three Partnership Years, and any such remaining payments shall no longer be due and payable.
The purpose of the limitations contained in this Section 15.12 is to prevent any REIT Partner from failing to qualify as a REIT under the Code by reason of such REIT Partner’s share of items, including distributions, reimbursements, fees, expenses or indemnities, receivable directly or indirectly from the
Partnership, and this Section 15.12 shall be interpreted and applied to effectuate such purpose.
Section 15.13No Partition.
No Partner nor any successor-in-interest to a Partner shall have the right while this Agreement remains in effect to have any property of the Partnership partitioned, or to file a complaint or institute any proceeding at law or in equity to have such property of the Partnership partitioned, and each Partner, on behalf of itself and its successors and assigns hereby waives any such right. It is the intention of the
Partners that the rights of the parties hereto and their successors-in-interest to Partnership property, as among themselves, shall be governed by the terms of this Agreement, and that the rights of the Partners and their respective successors-in-interest shall be subject to the limitations and restrictions as set forth in this Agreement.
Section 15.14No Third-Party Rights Created Hereby.
The provisions of this Agreement are solely for the purpose of defining the interests of the
Holders, inter se; and no other person, firm or entity (i.e., a party who is not a signatory hereto or a permitted successor to such signatory hereto) shall have any right, power, title or interest by way of subrogation or otherwise, in and to the rights, powers, title and provisions of this Agreement; provided, that Indemnitees are intended third-party beneficiaries of Section 7.7. No creditor or other third party having dealings with the Partnership shall have the right to enforce the right or obligation of any Partner to make Capital Contributions or loans to the Partnership or to pursue any other right or remedy hereunder or at law or in equity. None of the rights or obligations of the Partners herein set forth to make
Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may any such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or any of the Partners.
Section 15.15No Rights as Stockholders.
Nothing contained in this Agreement shall be construed as conferring upon the Holders of
Partnership Interests any rights whatsoever as stockholders of the General Partner, including without limitation any right to receive dividends or other distributions made to stockholders of the General Partner or to vote or to consent or receive notice as stockholders in respect of any meeting of stockholders for the election of directors of the General Partner or any other matter.
[Remainder of Page Left Blank Intentionally]
[Signature Page to Amended and Restated Limited Partnership
Agreement of BXDC Operating Partnership LP]
IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.
GENERAL PARTNER:
BLACKSTONE DIGITAL INFRASTRUCTURE TRUST INC.

By:	/s/ Anthony F. Marone, Jr.
Name: Anthony F. Marone, Jr.
Its: Chief Financial Officer and Treasurer
INITIAL LIMITED PARTNER:
BXDC GP LLC
By: BLACKSTONE DIGITAL INFRASTRUCTURE TRUST INC.,
its Sole Member

By:	/s/ Anthony F. Marone, Jr.
Name: Anthony F. Marone, Jr.
Its: Chief Financial Officer and Treasurer
A-1
EXHIBIT A
EXAMPLES REGARDING REIT SHARE ADJUSTMENT FACTOR
For purposes of the following examples, it is assumed that (a) the REIT Share Adjustment Factor
in effect on                      is 1.0 and (b) on                      (the “Partnership Record Date” for purposes of
these examples), prior to the events described in the examples, there are 100 REIT Shares issued and outstanding.
Example 1
On the Partnership Record Date, the General Partner declares a dividend on its outstanding REIT Shares in REIT Shares. The amount of the dividend is one REIT Share paid in respect of each REIT Share owned. Pursuant to Paragraph (i) of the definition of “REIT Share Adjustment Factor,” the REIT Share
Adjustment Factor shall be adjusted on the Partnership Record Date, effective immediately after the stock dividend is declared, as follows:
1.0 * 200/100 = 2.0
Accordingly, the REIT Share Adjustment Factor after the stock dividend is declared is 2.0.
Example 2
On the Partnership Record Date, the General Partner distributes options to purchase REIT Shares to all holders of its REIT Shares. The amount of the distribution is one option to acquire one REIT Share in respect of each REIT Share owned. The strike price is $4.00 a share. The Value of a REIT Share on the
Partnership Record Date is $5.00 per share. Pursuant to Paragraph (ii) of the definition of “REIT Share
Adjustment Factor,” the REIT Share Adjustment Factor shall be adjusted on the Partnership Record Date, effective immediately after the options are distributed, as follows:
1.0 * (100 + 100)/(100 + [100 * $4.00/$5.00]) = 1.1111
Accordingly, the REIT Share Adjustment Factor after the options are distributed is 1.1111. If the options expire or become no longer exercisable, then the retroactive adjustment specified in Paragraph (ii) of the definition of “REIT Share Adjustment Factor” shall apply.
Example 3
On the Partnership Record Date, the General Partner distributes assets to all holders of its REIT Shares.
The amount of the distribution is one asset with a fair market value (as determined by the General
Partner) of $1.00 in respect of each REIT Share owned. It is also assumed that the assets do not relate to assets received by the General Partner pursuant to a pro rata distribution by the Partnership. The Value of a REIT Share on the Partnership Record Date is $5.00 a share. Pursuant to Paragraph (iii) of the definition of “REIT Share Adjustment Factor,” the REIT Share Adjustment Factor shall be adjusted on the
Partnership Record Date, effective immediately after the assets are distributed, as follows:
1.0 * $5.00/($5.00 – $1.00) = 1.25
Accordingly, the REIT Share Adjustment Factor after the assets are distributed is 1.25.
B-1
EXHIBIT B
NOTICE OF REDEMPTION
To:[                    ]
[                    ]
[                    ]
The undersigned Limited Partner or Assignee hereby irrevocably tenders for Redemption
Partnership Common Units in BXDC Operating Partnership LP in accordance with the terms of the
Amended and Restated Limited Partnership Agreement of BXDC Operating Partnership LP, dated as of
May 15, 2026, as amended from time to time (the “Agreement”), and the Redemption rights referred to therein. The undersigned Limited Partner or Assignee:
(a) undertakes (i) to surrender such Partnership Common Units and any certificate therefor at the closing of the Redemption and (ii) to furnish to the General Partner, prior to the Specified Redemption
Date, the documentation, instruments and information required under Section 15.1G of the Agreement;
(b) directs that the certified check representing the Cash Amount, or the REIT Shares, as applicable, deliverable upon the closing of such Redemption be delivered to the address specified below;
(c) represents, warrants, certifies and agrees that:
(i) the undersigned Limited Partner or Assignee is a Qualifying Party,
(ii) the undersigned Limited Partner or Assignee has, and at the closing of the
Redemption will have, good, marketable and unencumbered title to such Partnership Common
Units, free and clear of the rights or interests of any other person or entity,
(iii) the undersigned Limited Partner or Assignee has, and at the closing of the
Redemption will have, the full right, power and authority to tender and surrender such Partnership
Common Units as provided herein, and
(iv) the undersigned Limited Partner or Assignee has obtained the consent or approval of all persons and entities, if any, having the right to consent to or approve such tender and surrender; and
(d) acknowledges that the undersigned will continue to own such Partnership Common Units until and unless either (1) such Partnership Common Units are acquired by the General Partner pursuant to Section 15.1B of the Agreement or (2) such redemption transaction closes.
All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Agreement.

Dated: __________________	Name of Limited Partner or Assignee:

(Signature of Limited Partner or Assignee)

(Street Address)

(City) (State) (Zip Code)

Signature Medallion Guaranteed by:

Issue Check Payable to:

Please insert social security or identifying number: